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                                                                    EXHIBIT 10.3

                                 CERTICOM CORP.



                                       and



                      COMPUTERSHARE TRUST COMPANY OF CANADA



                                   as Trustee






                        ________________________________



                                 TRUST INDENTURE


                        ________________________________




                             7.25% Convertible Notes



                           Dated as of August 30, 2001

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     THIS CONVERTIBLE NOTE INDENTURE is made as of August 30, 2001.

BETWEEN:

          CERTICOM CORP., a corporation continued under the laws of the Yukon Territory and having an office in the City of Toronto, in the Province of Ontario (hereinafter referred to as the "Corporation")

                                      -and-

          COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company organized under the laws of Canada and having an office in the City of Toronto, in the Province of Ontario
          (hereinafter referred to as the "Trustee")

     WHEREAS the Corporation is proposing to issue Convertible Notes in the manner herein set forth;

     AND WHEREAS each Convertible Note shall entitle the holder thereof to acquire an aggregate principal amount of Convertible Debentures equal to the aggregate principal amount represented by such Convertible Note, at no additional cost and upon the terms and conditions herein set forth;

     AND WHEREAS the Corporation represents to the Trustee that all necessary resolutions of the Corporation have been duly enacted, passed or confirmed and all other proceedings taken and conditions complied with to authorize the execution and delivery of this Indenture and the execution and issue of the Convertible Notes and to make the same legal and valid and binding on the Corporation in accordance with the laws applicable to the Corporation;

     AND WHEREAS the Trustee has agreed to act as trustee for the Convertible Noteholders on the terms and conditions herein set forth;

     AND WHEREAS all acts and deeds necessary have been done and performed to make the Convertible Notes, when certified by the Trustee and issued as provided for in this Indenture, legal and valid and binding upon the Corporation with the benefits and subject to the terms of this Indenture;

     AND WHEREAS the foregoing recitals are made as representations and statements of fact by the Corporation and not by the Trustee.

     NOW THEREFORE, THIS INDENTURE WITNESSETH that for good and valuable consideration mutually given and received, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

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                                       -3-

                           ARTICLE 1 - INTERPRETATION

1.1  Definitions

     In this Indenture, including the recitals and schedules hereto, and in all indentures supplemental hereto, the following words and terms shall have the indicated meanings:

     (a) "Affiliate" has the meaning ascribed to such term in the Business Corporations Act (Ontario);

     (b) "Applicable Legislation" means the provisions of the Business Corporations Act (Ontario), as from time to time amended, and any other statute of Canada or a province thereof, and the regulations and rules under any such named or other statute, relating to trust indentures or to the rights, duties and obligations of trustees and of corporations under trust indentures, to the extent that such provisions are at the time in force and applicable to this Indenture;

     (c) "Applicable Securities Law" means, collectively, the applicable securities laws of each of the Qualifying Jurisdictions and the respective regulations and rules made thereunder together with all applicable published policy statements, blanket orders and rulings of the Securities Commissions and all discretionary orders or rulings, if any, of the Securities Commissions made in connection with the transactions contemplated hereunder;

     (d) "Business Day" means a day other than a Saturday, Sunday or statutory holiday in Toronto, Ontario;

     (e) "Change of Control" means the occurrence of (i) a Person, including the Person's Affiliates and Associates, becoming the beneficial owner of directly or indirectly, or, exercising control or direction over, Common Shares carrying in excess of 50.1% of the total voting rights attached to the Common Shares; or (ii) the Corporation consolidating or amalgamating with, or merging with or into, another Person or selling, assigning, conveying, transferring, leasing or otherwise disposing of all or substantially all of its assets to any Person, or any Person consolidating or amalgamating with, or merging with or into, the Corporation, in any such event pursuant to a transaction in which any of the outstanding Common Shares are converted into or exchanged for cash, securities or other property, other than any such transaction in which the outstanding Common Shares are converted into or exchanged for, or the assets of the Corporation are exchanged for, voting securities or securities exchangeable at the option of the holder into voting securities of the surviving or transferee Person constituting a majority of such voting securities (giving effect to such issuance and the exercise of any rights to exchange such securities into voting securities);

     (f)  "Common Shares" means common shares in the capital of the Corporation;

     (g) "Contingent Obligation" shall mean, as to any Person, any obligation, whether secured or unsecured, of such Person guaranteeing or indemnifying, or in effect

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                                       -4-


          guaranteeing or indemnifying, for any indebtedness, leases, dividends, letters of credit or other monetary obligations (the "primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including any obligation of such Person as an account party in respect of a letter of credit or letter of guarantee issued to assure payment by the primary obligor of any such primary obligation and any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds for the purchase or payment of any such primary obligation or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the obligee under any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the obligee under such primary obligation against loss in respect of such primary obligation; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business;

     (h) "Convertible Debentures" means the debentures of the Corporation issuable under the Trust Indenture to holders of the Convertible Notes;

     (i) "Convertible Note Agency" means the principal office of the Trustee in the City of Toronto or such other place as may be designated in accordance with subsection 3.1(c);

     (j) "Convertible Note Certificate" means a certificate issued pursuant to this Indenture, in substantially the form set forth in Schedule "A", issued on or after the Effective Date to evidence Convertible Notes;

     (k) "Convertible Noteholders" or "holders" without reference to Convertible Notes or Common Shares, means the Persons who, on and after the Effective Date, are registered owners of Convertible Notes;

     (l) "Convertible Noteholders' Request" means an instrument signed in one or more counterparts by Convertible Noteholders representing in the aggregate not less than 25% of the aggregate principal amount of all Convertible Notes then unexercised and outstanding, requesting the Trustee to take or refrain from taking some action or proceeding specified therein;

     (m) "Convertible Notes" means the convertible notes issued and certified hereunder and for the time being outstanding and entitling the holder to acquire Convertible Debentures in accordance with the terms and conditions hereof;

     (n) "Counsel" means a barrister or solicitor or a firm of barristers and solicitors retained by the Trustee or retained by the Corporation and acceptable to the Trustee;

     (o)  "Debt" shall mean, at any time:

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                                       -5-


          (a) all items which would then be classified as a liability on a consolidated balance sheet of the Corporation or in the notes thereto; and

          (b) to the extent not otherwise included as Debt pursuant to the provisions of paragraph (a) of this definition, without duplication, any item which is

                    (i) an obligation of the Corporation or any of its Subsidiaries in respect of borrowed money or for the deferred purchase price of property or services or an obligation of the Corporation which is evidenced by a note, bond, debenture or other similar instrument,

                    (ii) a transfer with recourse or with an obligation to repurchase, to the extent of the liability of the Corporation or any of its Subsidiaries with respect thereto,

                    (iii) an obligation secured by any Lien on any property of the Corporation or any of its Subsidiaries to the extent attributable to its respective interest in such property, even though it has not assumed or become liable for the payment thereof,

                    (iv) an obligation of the Corporation or any of its Subsidiaries arising in connection with an acceptance facility or letter of credit or letter of guarantee issued by or for the account of the Corporation or any of its Subsidiaries, or

                    (v) a Contingent Obligation of the Corporation or any of its Subsidiaries to the extent that the primary obligation so guaranteed is not otherwise classified as a liability on the consolidated balance sheet of the Corporation, provided, however, that there shall not be included for the purpose of this definition any item which is on account of
                    (w) issued share capital or surplus, (x) reserves for deferred income taxes or general contingencies, (y) minority interests in Subsidiaries, or (z) trade debt;

     (p) "director" means a director of the Corporation for the time being and, unless otherwise specified herein, reference to action "by the directors" means action by the directors of the Corporation as a board or, whenever duly empowered, action by any committee of such board;

     (q)  "Effective Date" means August 30, 2001;

     (r)  "Escrow Agent" means Computershare Trust Company of Canada;

     (s) "Escrow Agreement" means the escrow and custodial agreement dated as of August 30, 2001 among the Corporation, the Underwriter and the Escrow Agent;

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                                       -6-


     (t) "Escrow Direction" means a direction substantially in the form attached hereto as Schedule "B";

     (u) "Event of Default" means any event specified in Section 6.1, continued for a period of time, if any, therein designated;

     (v) "Exercise Date" means, with respect to any Convertible Note, the date on which the Convertible Note is exercised in accordance with Section
          3.1 or Section 3.7, as applicable;

     (w) "Exercise Form" means the exercise form attached to or applicable to a Convertible Note;

     (x)  "Expiry Date" means the earlier of:

          (i) the date which is five Business Days following the date on which the Receipt is issued; and

          (ii)   August 30, 2002;

     (y)  "Extraordinary Resolution" has the meaning Set forth in Section 7.11;

     (z) "Final Prospectus" means the final short form prospectus of the Corporation qualifying the distribution, in the Qualifying Jurisdictions, of the Convertible Debentures to the holders of Convertible Notes upon exercise of the Convertible Notes;

     (aa) "Lien" means any lien, encumbrance, mortgage, pledge, charge, security interest or other encumbrance;

     (bb) "NASDAQ" means the Nasdaq National Market;

     (cc) "Permitted Secured Debt" means, with respect to the Corporation or any of its Subsidiaries:

          (i) indebtedness (other than trade debt) created, incurred, assumed or guaranteed, for moneys borrowed or raised by whatever means (including, without limitation, by means of commercial paper, bankers' acceptances, debt instruments, bank debt and financial leases, and any liability evidenced by bonds, debentures, notes or similar instruments);

          (ii) indebtedness created, incurred, assumed or guaranteed after the date of this Indenture to finance the cost of the acquisition by the Corporation or any of its Subsidiaries of any assets or services;

          (iii)  any guarantee of any indebtedness of a type described in clause
          (i) or (ii); and

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                                       -7-


          (iv) renewals, extensions or refunds of any indebtedness or guarantee referred to in clauses (i), (ii) or (iii);

          provided that, in each case, such indebtedness or guarantee is secured by a Lien and such Lien has been created or granted for bona fide purposes of the Corporation or any of its Subsidiaries and not for the purpose of avoiding the Corporation's obligations under section 5.2(q);

     (dd) "Person" means an individual, body corporate, partnership, trust, trustee, executor, administrator, legal representative or any unincorporated organization;

     (ee) "Preliminary Prospectus" means the preliminary short form prospectus of the Corporation qualifying the distribution, in the Qualifying Jurisdictions, of the Convertible Debentures to holders of Convertible Notes upon the exercise of Convertible Notes;

     (ff) "Qualifying Jurisdictions" means, collectively, the provinces of Ontario and Quebec;

     (gg) "Receipt" means collectively the receipts required to be issued by each of the Securities Commissions for the Final Prospectus;

     (hh) "Receipt Deadline" means 4:00 p.m. (Toronto time) on September 29, 2001 or such later date as agreed to in writing by the Corporation and the Underwriter;

     (ii) "Securities Commissions" means the securities commission or regulatory authority in each of the Qualifying Jurisdictions;

     (jj) "Shareholder" means a holder of record of one or more Common Shares;

     (kk) "Subscription Funds" means the aggregate amount of the funds paid or consideration provided by purchasers of the Convertible Notes for such Convertible Notes;

     (ll) "Subsidiary" has the meaning attributed thereto in the Business Corporations Act (Ontario);

     (mm) "Successor Corporation" has the meaning ascribed thereto in Section
          8.2;

     (nn) "this Indenture", "herein", "hereby", "hereof" and similar expressions mean and refer to this Indenture and any indenture, deed or instrument supplemental hereto; and the expressions "Article", "Section", "subsection" and "paragraph" followed by a number, letter or both mean and refer to the specified article, section, subsection or paragraph of this Indenture;

     (oo) "Time of Expiry" means 5:00 p.m. (Toronto time) on the Expiry Date;

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                                       -8-


     (pp) "trade debt" means all unsecured debt of the Corporation incurred in connection with the purchase of goods or services in the ordinary course of business;

     (qq) "Trust Indenture" means the convertible debenture trust indenture dated as of August 30, 2001 between the Corporation and the Trustee providing for the issuance of $13,500,000 aggregate principal amount of Convertible Debentures;

     (rr) "Trustee" means Computershare Trust Company of Canada or its successors from time to time in the trust hereby created;

     (ss) "TSE" means The Toronto Stock Exchange;

     (tt) "Underwriter" means Yorkton Securities Inc.; and

     (uu) "written request of the Corporation" and "certificate of the Corporation" mean, respectively, a written order, request, consent and certificate signed in the name of the Corporation by its President or a Vice-President; and may consist of one or more instruments so executed.

1.2  Gender and Number

     Unless herein otherwise expressly provided or unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders.

1.3  Interpretation not Affected by-Headings, etc.

     The division of this Indenture into Articles and Sections; the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture or any provision hereof.

1.4  Day not a Business Day

     In the event that any day on which any action is required to be taken under this Indenture is not a Business Day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

1.5  Time of the Essence

     Time shall be of the essence of this Indenture.

1.6  Currency

     Except as otherwise specified herein, all dollar amounts herein are expressed in lawful money of Canada.

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                                       -9-


1.7   Meaning of "Outstanding"

      Every Convertible Note represented by a Convertible Note Certificate countersigned and delivered by the Trustee hereunder shall be deemed to be outstanding until it shall be cancelled or exercised pursuant to Article 3, provided that where a new Convertible Note Certificate has been issued pursuant to Section 2.11 hereof to replace one which has been mutilated, lost, destroyed or stolen, the Convertible Notes represented by only one of such Convertible Note Certificates shall be counted for the purpose of determining the aggregate number of Convertible Notes outstanding.

1.8   Severability

      In the event that any provision hereof shall be determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remainder of such provision and any other provision hereof shall not be affected or impaired thereby.

1.9   English Language Only

      The parties to this Indenture hereby agree and request that this Indenture, and any documents related hereto, including without limitation the Convertible Note Certificates, be drafted only in the English language.

1.10  Schedules

      The following schedules are appended to this Indenture and are incorporated as fully as though contained in the body of this Indenture.

      Schedule "A" - Form of Convertible Note Certificate
      Schedule "B" - Escrow Direction
      Schedule "C" - Redemption Election Notice

1.11  Date of Issue of Receipt

      The Receipt shall conclusively be deemed to be issued on the date appearing on such Receipt as the Receipt's date.

1.12  Beneficiaries

      This Indenture is entered into by the Trustee for the benefit of all such Persons who subscribe for and purchase Convertible Notes and each of them shall, upon such subscription and purchase, be entered in the register as Convertible Noteholders. The Trustee hereby declares that it holds all rights, interest and benefits to be derived therefrom for and on behalf of all such Persons in accordance with the terms and restrictions contained herein.

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                                      -10-


                     ARTICLE 2 - ISSUE OF CONVERTIBLE NOTES

2.1   Issue of Convertible Notes

      The aggregate principal amount of Convertible Notes authorized for issue hereunder is limited to $13,500,000. The Corporation shall not have the right to prepay the Convertible Notes. Notwithstanding anything to the contrary contained in this Indenture, this Section 2.1 shall not be amended so as to increase the aggregate principal amount of Convertible Notes that may be created and authorized for issue hereunder without the approval of the Convertible Noteholders by Extraordinary Resolution.

2.2   Subscription Funds

      Upon issuance of the Convertible Notes all Subscription Funds shall be paid to the Escrow Agent in accordance with the terms of the Escrow Agreement. Upon the earlier of (i) receipt by the Escrow Agent of an Escrow Direction, and
(ii) the Time of Expiry, the Subscription Funds, together with interest thereon, shall be paid by the Escrow Agent to the Trustee or the Corporation, as applicable in accordance with the provisions of Section 4.1.

2.3   Exercise of Convertible Notes

      Each Convertible Note shall entitle the holder thereof, upon exercise, to acquire an aggregate principal amount of Convertible Debentures equal to the aggregate principal amount of such Convertible Note, at any time until the Time of Expiry at no additional cost to the holder.

2.4   Interest

      (a) Each Convertible Note shall bear interest on the principal amount thereof from the Effective Date or the date of issue, whichever is later, at the rate of 7.25% per annum, after as well as before default, with interest on overdue interest at the same rate. Interest shall be based on a 365 or 366 day year, as the case may be, and shall be calculated semi-annually not in advance from the Effective Date or the date of issue of a Convertible Note, whichever is later, or from the last interest payment date to which interest has been paid or made available for payment on the Convertible Notes, whichever is later, and shall be paid in like money semi-annually on February 28 and August 30, commencing on February 28, 2002 (unless a Convertible Note shall have been previously exercised as duly provided for).

      (b) In the event of exercise of a Convertible Note all accrued and unpaid interest on a Convertible Note shall be paid on then first date for the payment of interest following the exercise of such Convertible Note provided for under the terms of the Convertible Debenture into which such Convertible Note is exercised to the Person to whom interest on such Convertible Debenture is payable on such date, and such Person shall be entitled to the interest accrued hereunder on the same basis as if such interest had accrued on such Convertible Debenture and was payable on such interest payment date.

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                                      -11-


2.5   Payment

      (a) As the interest on the Convertible Notes becomes due (except interest payable at maturity which may be paid upon presentation and surrender of such Convertible Notes for payment), the Corporation, either directly or indirectly through the Trustee, shall forward or cause to be forwarded by prepaid ordinary mail at least three (3) Business Days prior to the interest payment date, to the holder for the time being, or, in the case of joint holders, to one of such joint holders (failing written instructions to the contrary from all of such joint holders), at his address appearing on the register, a cheque for such interest (less any tax required to be deducted), payable to or to the order of such holder or holders and negotiable at par. The forwarding of such cheque shall satisfy and discharge the liability for the interest upon the Convertible Notes to the extent of the sums represented thereby (plus the amount of any tax deducted as aforesaid) unless such cheque is not paid on presentation; provided that in the event of the non-receipt of such cheque by such registered holder or the loss or destruction thereof, the Corporation, upon being furnished with reasonable evidence of such non-receipt, loss or destruction and indemnity reasonably satisfactory to it, shall issue or cause to be issued to such registered holder a replacement cheque for the amount of such cheque.

      (b) The holder for the time being of any Convertible Note shall be entitled to the principal moneys and interest evidenced by such Convertible Notes, free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all Persons may act accordingly.

2.6   Convertible Noteholder not a Shareholder

      Nothing in this Indenture nor in the holding of a Convertible Note or Convertible Note Certificate or otherwise, shall, in itself, confer, or be construed as conferring upon a Convertible Noteholder any right or interest whatsoever as a Shareholder or as any other shareholder of the Corporation, including, but not limited to, the right to vote at, to receive notice of, or to attend meetings of shareholders or any other proceedings of the Corporation, or the right to receive dividends and other distributions.

2.7   Convertible Notes to Rank Pari Passu

      All Convertible Notes and Convertible Debentures shall rank pari passu, whatever may be the actual date of issue thereof.

2.8   Form and Denomination of Convertible Notes

      The Convertible Note Certificates (including all replacements issued in accordance with this Indenture) shall be substantially in the form set out in Schedule "A" hereto, shall be dated on or after the Effective Date, shall bear such distinguishing letters and numbers as the Corporation may, with the approval of the Trustee, prescribe, shall be issuable only in fully registered form and only in integral multiples of $1,000.

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                                      -12-


2.9   Signing of Convertible Note Certificates

      The Convertible Note Certificates shall be signed by any one (1) director or officer of the Corporation. The signatures of any such director or officer may be mechanically reproduced by way of photocopy or facsimile and Convertible Note Certificates bearing such photocopy or facsimile signatures shall be binding upon the Corporation as if they had been manually signed by such director or officer. Notwithstanding that any Person whose manual or facsimile signature appears on any Convertible Note Certificate as a director or officer may no longer hold office at the date of such Convertible Note Certificate or at the date of certification or delivery thereof, any Convertible Note Certificate signed as aforesaid shall, subject to Section 2.10, be valid and binding upon the Corporation and the holder thereof shall be entitled to the benefits of this Indenture.

2.10  Certification by the Trustee

      (a) The Trustee shall certify Convertible Note Certificates upon the written direction of the Corporation. No Convertible Note Certificate shall be issued or, if issued, shall be valid for any purpose or entitle the holder to the benefit of this Indenture until it has been certified by manual signature by or on behalf of the Trustee substantially in the form of the certificate set out in Schedule "A" and such certification by the Trustee upon any Convertible Note Certificate shall be conclusive evidence as against the Corporation that the Convertible Note Certificate so certified has been duly issued hereunder and that the holder is entitled to the benefits of this Indenture.

      (b) The certification of the Trustee on a Convertible Note Certificate issued hereunder shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or the Convertible Note Certificate (except the due certification thereof) and the Trustee shall in no respect be liable or answerable for the use made of the Convertible Note Certificate or any of them or of the consideration therefor except as otherwise specified herein.

2.11  Issue in Substitution for Convertible Note Certificates Lost, etc.

      (a) If any Convertible Note Certificate becomes mutilated or is lost, destroyed or stolen, the Corporation, subject to applicable law, shall issue and thereupon the Trustee shall certify and deliver, a new Convertible Note Certificate of like tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and upon cancellation of such mutilated Convertible Note Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Convertible Note Certificate, and the substituted Convertible Note Certificate shall be in a form approved by the Trustee and the Convertible Notes evidenced thereby shall be entitled to the benefits hereof and shall rank equally, in accordance with their terms, with all other Convertible Notes issued or to be issued hereunder.

      (b) The applicant for the issue of a new Convertible Note Certificate pursuant to this Section 2.11 shall bear the cost of the issue thereof and in case of loss, destruction

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                                      -13-


           or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation and to the Trustee such evidence of ownership and of the loss, destruction or theft of the Convertible Note Certificate so lost, destroyed or stolen as shall be satisfactory to the Corporation and to the Trustee, in their sole discretion, and such applicant may also be required to furnish an indemnity or security in amount and form satisfactory to the Corporation and the Trustee, in their sole discretion, and shall pay the reasonable charges of the Corporation and the Trustee in connection therewith.

2.12  Exchange of Convertible Note Certificates

      (a) Any one or more Convertible Note Certificates representing any amount of Convertible Notes may, upon compliance with the reasonable requirements of the Trustee, be exchanged for one or more other Convertible Note Certificates in authorized denominations representing the same aggregate principal amount of Convertible Notes as represented by the Convertible Note Certificate or Convertible Note Certificates so exchanged.

      (b) Convertible Note Certificates may be exchanged only at the Convertible Note Agency or at any other place that is designated by the Corporation, with the approval of the Trustee. Any Convertible Note Certificate tendered for exchange shall be cancelled and surrendered to the Trustee.

2.13  Registration and Transfer

      The Corporation shall, at all times while any Convertible Notes are outstanding, cause the Trustee to maintain a register in which will be entered the names, latest known addresses of the Convertible Noteholders and if available, facsimile numbers of the holders and particulars of the Convertible Notes held by them, and a register of transfers in which shall be entered the particulars of all transfers of Convertible Notes, such registers to be kept by and at the Convertible Note Agency.

      The Convertible Notes may only be transferred on the register kept at the principal office of the Trustee in the City of Toronto by the holder or its legal representatives or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee only upon surrendering to the Trustee the Convertible Note Certificates representing the Convertible Notes to be transferred and upon compliance with:

      (a)  the conditions herein;

      (b) such reasonable requirements as the Trustee may prescribe (including evidence of compliance with item (c) of this Section 2.13 in such form as is satisfactory to the Trustee acting reasonably);

      (c) all applicable securities legislation and requirements of regulatory authorities; and

      (d)  payment of the applicable transfer fee as per section 2.14;

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                                      -14-


and such transfer shall be duly noted in such register by the Trustee. Upon compliance with such requirements, the Trustee shall issue to the transferee a Convertible Note Certificate representing the Convertible Notes transferred.

2.14  Charges for Exchange or Transfer

      Except as otherwise herein provided, the Trustee may charge to a holder requesting an exchange of a Convertible Note Certificate a reasonable sum for each new Convertible Note Certificate issued in exchange for an existing Convertible Note Certificate and payment of such charges and reimbursement of the Trustee or the Corporation for any and all transfer, stamp or similar taxes or other governmental charges required to be paid shall be made by the holder requesting such transfer or exchange as a condition precedent to such transfer or exchange.

2.15  Cancellation of Surrendered Convertible Notes

      All Convertible Note Certificates surrendered or purchased pursuant to Sections 2.11, 2.12, 2.13, 3.1, 3.7, 4.1 or 5.1 shall be returned to the Trustee for cancellation and, after the expiry of any period of retention prescribed by law, destroyed by the Trustee. Upon request by the Corporation, the Trustee shall furnish to the Corporation a destruction certificate identifying the Convertible Note Certificates so destroyed, the number of Convertible Notes evidenced thereby, the number of Convertible Debentures, if any, issued pursuant to the exercise of such Convertible Notes and the details of any Convertible Note Certificates issued in substitution or exchange for such Convertible Note Certificates destroyed.

2.16  Persons Entitled to Payment

      (a) The Corporation and Trustee will deem and treat the Person in whose name any Convertible Note is registered as the absolute owner thereof for all purposes of this Indenture and payment of or on account of principal or interest on such Convertible Note shall be made only to or to the order in writing of such holder, and neither the Corporation nor the Trustee shall be affected by any notice to the contrary, except where the Corporation or the Trustee is required to take notice by statutes or by order of a court of competent jurisdiction, and such payment shall be a good and sufficient discharge to the Corporation and the Trustee for all amounts so paid.

      (b) The holder for the time being of any Convertible Note shall be entitled to the principal and interest evidenced by such Convertible Note, free from all equities or rights of set-off or counterclaim, between the Corporation and the original or any intermediate holder thereof and all Persons may act accordingly, and a transferee of a Convertible Note shall, after the appropriate form of transfer is lodged with the Trustee and upon compliance with all other conditions in that behalf required by this Indenture or by any conditions contained in such Convertible Note, be entitled to the principal and interest evidenced by such Convertible Note free from all equities or rights of set-off or counterclaim between the Corporation and his or her transferor or any previous holder thereof, save in respect of equities of which the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

      (c) In the case of the death of one or more joint holders, principal or interest on any Convertible Note registered in their names may be paid to the survivor of such holders whose receipt therefor shall constitute a valid discharge to the Corporation and the Trustee.

2.17  U. S. Legend

      (a) The Convertible Notes have not been and will not be registered under the U.S. Securities Act and may not be sold or otherwise transferred except pursuant to sales or other transfers that satisfy the requirements of Rule 904 of Regulation S under the U.S. Securities Act. Each Convertible Note certificate originally issued in the United States or to, or for the account of, a U.S. Person, and each Convertible Note Certificate issued in exchange therefor or in substitution thereof (each a "Restricted Convertible Note") shall bear the following legend:

      "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF CERTICOM CORP. THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO CERTICOM CORP., (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (D) IN COMPLIANCE WITH CERTAIN OTHER PROCEDURES SATISFACTORY TO CERTICOM CORP. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM COMPUTERSHARE TRUST COMPANY OF CANADA. UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO COMPUTERSHARE TRUST COMPANY OF CANADA AND THE CORPORATION TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT;"

provided, that if the Securities are being sold in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with Canadian local laws and regulations, the legend may be removed by providing a declaration to Computershare Trust Company of Canada, as registrar and transfer agent for the Securities, to the following effect (or as the Corporation may prescribe from time to time):

     The undersigned (A) acknowledges that the sale of the Securities to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and (B) certifies that (1) it is not an "affiliate" (as defined in Rule 405 under the U.S. Securities Act) of Certicom Corp., (2) the offer of such Securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of The Toronto Stock Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States and (3) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of such Securities. Terms used herein have the meanings given to them by Regulation S;

provided, further, that, if any such Securities are being sold pursuant to Rule 144 of the U.S. Securities Act, the legend may be removed by delivery to Computershare Trust Company of Canada of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, to the effect that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

     (b) Notwithstanding any other provisions of this Indenture, in processing and registering transfers of Convertible Notes, no duty or responsibility whatsoever shall rest upon the Trustee to determine the compliance by any transferor or transferee with the terms of the legend contained in subsection 2.17(a), or with the relevant securities laws or regulations, including, without limitation, Regulation S and the Trustee shall be entitled to assume that all transfers are legal and proper.

                   ARTICLE 3 - EXERCISE OF CONVERTIBLE NOTES

3.1  Exercise of Convertible Notes

     (a) Subject to Section 3.4, the holder of any Convertible Note may exercise the right conferred on such holder to acquire Convertible Debentures by surrendering, prior to the Time of Expiry, at the Convertible Note Agency the Convertible Notes Certificate representing such Convertible Note with a duly completed and executed Exercise Form.

          A Convertible Note Certificate with the duly completed and executed Exercise Form referred to in this subsection 3.1(a) shall be deemed to be surrendered only upon personal delivery thereof or, if sent by mail or other means of transmission, upon actual receipt thereof at, in each case, the Convertible Note Agency.

     (b) Any Exercise Form referred to in subsection 3.1(a) shall be signed by the Convertible Noteholder and shall specify:

          (i) the aggregate principal amount of Convertible Debentures which the holder wishes to acquire (being not more than that amount which the holder is entitled to acquire pursuant to the Convertible Note Certificate(s) surrendered);

          (ii) the Person or Persons in whose name or names such Convertible Debentures are to be issued;

          (iii)  the address or addresses of such Persons;

          (iv) the aggregate principal amount of Convertible Debentures to be issued to each such Person if more than one Person is so specified; and

          (v)    social insurance number, if applicable.

          If any of the Convertible Debentures subscribed for are to be issued to a Person or Persons other than the Convertible Noteholder, the Convertible Noteholder shall pay to the Corporation, or the Trustee on behalf of the Corporation, all applicable transfer or similar taxes and the Corporation shall not be required to issue or deliver certificates evidencing Convertible Debentures unless or until such Convertible Noteholder shall have paid to the Corporation, or the Trustee on behalf of the Corporation, the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid or that no tax is due.

     (c) In connection with the exchange or transfer of Convertible Note Certificates and the exercise of Convertible Notes, the Corporation hereby appoints the principal office of the Trustee in the City of Toronto as the agency at which Convertible Note Certificates may be surrendered for exchange or transfer or at which Convertible Notes may be exercised. The Corporation may from time to time designate alternate or additional places as the Convertible Note Agency and shall give notice to the Trustee of any change of the Convertible Note Agency.

3.2  Effect of Exercise of Convertible Notes

     (a)  Upon the exercise of Convertible Notes pursuant to Section 3.1 or
          Section 3.7, and subject to Section 3.3 the aggregate principal amount of Convertible Debentures into which Convertible Notes are exercised shall be deemed to have been issued and the Person or Persons to whom such Convertible Debentures are to be issued shall be deemed to have become the holder or holders of record of such aggregate principal amount of Convertible Debentures on the Exercise Date or, if the transfer registers of the Corporation shall be closed on such date, on the date on which such transfer registers are reopened.

     (b) Subject to Section 3.7, within five Business Days after the Exercise Date with respect to a Convertible Note, the Corporation shall cause to be mailed or delivered to the Person or Persons in whose name or names the Convertible Debentures are to be issued, in such aggregate principal amount or number as specified in the applicable Exercise Form, at the address specified in such Exercise Form or, if so specified in such Exercise Form, delivered at the Convertible Note Agency where the applicable Convertible Note Certificate was surrendered, a certificate or certificates for the appropriate aggregate principal amount of Convertible Debentures into which such Convertible Note is exercised.

3.3  Partial Exercise of Convertible Notes; Fractions

     (a) The holder of any Convertible Notes may acquire an aggregate principal amount of Convertible Debentures less than the aggregate principal amount which the holder is entitled to acquire pursuant to any surrendered Convertible Note Certificate for exercise. In the event of any exercise of an aggregate principal amount of Convertible Notes less than the aggregate principal amount into which a Convertible Note is exercisable the holder of the Convertible Notes upon such exercise shall, in addition, be entitled to receive, without charge therefor, a new Convertible Note Certificate in respect of the balance of the principal amount of Convertible Notes represented by the unexercised portion of the surrendered Convertible Note Certificate.

     (b) Notwithstanding anything herein contained, the Corporation shall not be required, upon the exercise of any Convertible Notes, to issue Convertible Debentures in denominations of less than $1,000 and multiples thereof or to distribute certificates which evidence Convertible Debentures other than in $1,000 denominations and multiples thereof.

3.4  Exercise by Certain Persons Restricted

     The Convertible Notes may not be exercised by any Person resident in a jurisdiction which is not a Qualifying Jurisdiction unless the distribution of Convertible Debentures to such Person can be lawfully made without the Corporation being required to qualify such distribution in any manner under applicable law.

3.5  Reliance By Trustee

     The Trustee shall have no obligation to ensure or verify compliance with any Applicable Legislation or regulatory requirements on the issue, exercise or transfer of any Convertible Notes or any underlying Convertible Debentures or Common Shares or other securities issuable upon the exercise of any Convertible Notes. The Trustee shall be entitled to process all proffered transfers and exercises of Convertible Notes upon the presumption that such transfers or exercises are permissible pursuant to all Applicable Legislation and regulatory requirements and the terms of the Indenture and the related Convertible Note Certificates, provided that transfers and exercises of Convertible Notes, or the underlying Convertible Debentures or Common Shares or other securities issuable upon the exercise of any Convertible Notes, bearing the U.S. Legend may only be processed by the Trustee upon written instruction of the Corporation to the Trustee, which instruction may be based, in the Corporation's discretion, upon certificates, opinions and other documentation of the holders of such Convertible Notes or underlying Convertible Debentures or Common Shares. The Trustee may assume for the purposes of this Indenture that the address on the register of Convertible Noteholders of any Convertible Notes is the Convertible Noteholder's actual address and is also determinative of the Convertible Noteholder's residency and that the address of any transferee to whom any Convertible Notes or underlying Convertible Debentures or Common Shares or other securities issuable upon the exercise of any Convertible Notes are to be registered, as shown on the transfer document, is the transferee's actual address and is also determinative of the transferee's residency.

3.6  Expiration of Convertible Notes

     (a) Subject to Section 3.7, immediately after the Time of Expiry, all rights to acquire Convertible Debentures under any Convertible Note in respect of which such right shall not have been exercised shall cease and terminate, and, subject to Section 3.7, such Convertible Note shall be void and of no further force or effect.

     (b) If for any reason, the exercise of Convertible Notes in accordance with the terms hereof is prohibited by law or does not take place as contemplated herein (including by order of any securities regulatory authority or court of competent jurisdiction) such Convertible Notes shall, notwithstanding anything to the contrary herein contained, remain valid and outstanding, and shall continue to bear interest at the rate herein provided and shall be due and payable in full on the sixth Business Day following the Expiry Date provided the Convertible Notes are then outstanding.

3.7  Accounting and Recording

     (a) Any securities or other instruments, from time to time received by the Trustee shall be received in trust for, and shall be segregated and kept apart by the Trustee in trust for, the Corporation.

     (b) The Trustee shall record the particulars of Convertible Notes exercised, which particulars shall include the names and addresses of the Persons who become holders of Convertible Debentures on the exercise thereof and the Exercise Date, if any, in respect thereof. The Trustee shall provide such particulars in writing to the Corporation within five Business Days of any request by the Corporation therefor.

3.8  Automatic Exercise

     Any Convertible Notes which are not exercised prior to the Expiry Time shall be deemed to be exercised by the holders thereof immediately prior to the Expiry Time to convert Convertible Notes into Convertible Debentures without any further action on behalf of such holder. Following such exercise, such Convertible Notes shall be cancelled and of no further force and effect other than evidence of entitlement to receive the Convertible Debentures resulting from the conversion of Convertible Notes upon the automatic exercise of any Convertible Notes, which shall be issued upon the surrender of the related Convertible Note Certificate accompanied with the duly completed and executed Exercise Form, either by personal delivery thereof to the Trustee at the Convertible Note Agency or at any other place or places that may be designated by the Corporation with the approval of the Trustee, or, if sent by mail upon actual receipt thereof by the Trustee at the Convertible Note Agency. Within two Business Days of the Expiry Date, the Corporation shall notify holders of the Convertible Notes that have not exercised such Convertible Notes prior to the Time of Expiry that such Convertible Notes have been automatically exercised and converted.

3.9  Securities Restrictions

     Notwithstanding anything herein contained, Convertible Debentures will only be issued upon exercise of any Convertible Note in compliance with the securities laws of any applicable jurisdiction, and without limiting the generality of the foregoing, in the event that the Convertible Notes are exercised pursuant to Section 3.1 prior to the issuance of a Receipt, the certificates representing the Convertible Debentures thereby issued, or any Common Shares into which the Convertible Debentures are converted, will bear such legend as may, in the opinion of counsel to the Corporation, be necessary in order to avoid a violation of any securities laws of any province in Canada or to comply with the requirements of any stock exchange on which the Common Shares are listed, provided that if, at any time, in the opinion of counsel to the Corporation, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate, at the holders expense, provides the Corporation with evidence satisfactory in form and substance to the Corporation (which may include an opinion of counsel satisfactory to the Corporation, acting reasonably) to the effect that such holder is entitled to sell or otherwise transfer such Convertible Debentures or Common Shares in a transaction in which such legends are not required, such legended certificate may thereafter be surrendered to the Corporation in exchange for a certificate which does not bear such legend.

ARTICLE 4 - REDEMPTION

4.1  Redemption

     (a) If the Corporation has not obtained a Receipt on or before the Receipt Deadline, then:

          (i) each Convertible Noteholder will be entitled to elect (the "Redemption Election") to cause the Corporation to redeem all, but not less than all, the Convertible Notes held by such Convertible Noteholder at a price (the "Redemption Price") per Convertible Note equal to the principal amount thereof, together with accrued and unpaid interest on the principal amount of the Convertible Note so redeemed to but not including the date fixed for redemption (the "Redemption Date"), which date shall not be less than 15 Business Days after the date of receipt or deemed receipt of a Redemption Election Notice (as defined herein) by the Convertible Noteholders;

          (ii) the Redemption Election may be exercised by delivery to the Corporation of a notice of exercise (a "Redemption Election Notice") substantially in the form attached hereto as Schedule "C" prior to 5:00 p.m. (Toronto time) on the third Business Day immediately preceding the Redemption Date by the Convertible Noteholders;

          (iii) notwithstanding Section 4.1(a)(i), in the event that Convertible Noteholders representing in the aggregate more than 50% of the aggregate principal amount of the Convertible Notes outstanding on September 28, 2001 elect to cause the Corporation to redeem the Convertible Notes held by such Convertible Noteholders, all outstanding Convertible Notes shall be redeemed (a "Mandatory Redemption") by the Corporation on the Redemption Date at a price per Convertible Note equal to the Redemption Price;

        (iv) the Corporation shall, on or before October 2, 2001, deliver or cause to be delivered to each Convertible Noteholder and the Trustee a notice stating (A) that a Receipt was not obtained by the Corporation prior to the Receipt Deadline, (b) that each Convertible Noteholder has the rights set forth in, and shall be subject to the provisions of, Sections 4.1(a)(i), (ii) and (iii), as applicable, and (C) the Redemption Date, and including a Redemption Election Notice in the form attached hereto as Schedule "C".

        (v) if the Corporation is required to redeem any Convertible Notes pursuant to this Section 4.1, the Corporation shall deliver to the Escrow Agent, not later than 5:00 p.m. (Toronto time) on the second Business Day immediately preceding the Redemption Date, an Escrow Direction;

        (vi) the Corporation shall redeem, on the Redemption Date, (A) in the event of a Mandatory Redemption, all of the outstanding Convertible Notes, or (B) such aggregate principal amount of Convertible Notes as shall be specified in duly completed Redemption Election Notices delivered to the Corporation pursuant to Section 4.1(a)(ii), as applicable, at a price per Convertible Note equal to the Redemption Price; and

        (vii) except in the case of a Mandatory Redemption, the Escrow Agent shall pay or cause to be paid to the Corporation that portion of the Subscription Funds, including interest thereon, not required to pay the Redemption Price of any Convertible Notes redeemed on the Redemption pursuant to a Redemption Election.

(b) Upon compliance by the Corporation with the provisions of Section 4.1(a)(v), all of the outstanding Convertible Notes so called for redemption shall thereupon become due and payable at the Redemption Price on the Redemption Date and from and after the Redemption Date such Convertible Notes shall not be considered as outstanding hereunder and interest on such Convertible Notes shall cease.

(c) From the sums deposited with the Trustee by the Escrow Agent pursuant to the Escrow Direction, the Trustee shall deliver, pay or cause to be delivered and paid to the holders of Convertible Notes so redeemed, upon surrender of such Convertible Notes, the moneys to which the Convertible Noteholders are respectively entitled on redemption.

        (d) If the Trustee determines that the sums deposited with the Trustee by the Escrow Agent will not be sufficient to allow the Trustee to pay the Redemption Price with respect to Convertible Notes to be redeemed in accordance with this Section 4.1, the Trustee shall give notice of such determination to the Corporation and the Corporation shall, within three Business Days of the date upon which such notice is received, pay to the Trustee such amount as shall be sufficient, together with the sums deposited with the Trustee by the Escrow Agent, to allow the Trustee to pay the Redemption Price with respect to Convertible Notes to be redeemed in accordance with this Section 4.1.

        ARTICLE 5 - RIGHTS OF THE CORPORATION AND COVENANTS. REPRESENTATIONS AND
                    WARRANTIES

5.1     Optional Purchases by the Corporation

        The Corporation may from time to time purchase with the consent of the Convertible Noteholder, by private contract or otherwise any of the Convertible Notes. Any such purchases shall be offered to all Convertible Noteholders on a pro rata basis. Any such purchase shall be made at the lowest price or prices at which, in the opinion of the directors, such Convertible Notes are then obtainable from such Convertible Noteholder, plus reasonable costs of purchase, and may be made in such manner, from such Persons and on such other terms as the Corporation may determine. Any Convertible Note Certificates representing the Convertible Notes purchased pursuant to this Section 5. 1 shall forthwith be delivered to and cancelled by the Trustee. No Convertible Notes shall be issued in replacement thereof.

5.2     General Covenants of the Corporation

        The Corporation covenants and agrees with the Trustee that so long as any Convertible Notes remain outstanding:

        (a) it shall duly and punctually pay or cause to be paid to every Convertible Noteholder the principal of and interest on each of the Convertible Notes (including, in the case of default, interest on the amount in default) at the places, at the respective times and in the manner provided herein and in the Convertible Notes;

        (b) except as herein otherwise expressly provided, the Corporation will at all times maintain its corporate existence and will keep proper books of account in accordance with generally accepted accounting practices. Upon written notice from the Trustee stating that it has reasonable grounds to believe that an Event of Default has occurred or may occur, the Corporation will furnish or cause to be furnished to the Trustee or its duly authorized agent or attorney such information relating to its business as the Trustee may reasonably require and the books of account will be made available for inspection by the Trustee or such agent or attorney;

        (c) the Corporation will furnish to the Trustee a copy of all financial statements, whether annual or interim, of the Corporation and the report, if any, of the Corporation's auditors thereon and of all annual and other periodic reports of the Corporation furnished to its shareholders at the same time as they are furnished to such shareholders. No obligation shall rest with the Trustee to analyze such statements or evaluate the performance of the Corporation in any manner whatsoever;

        (d) the Corporation will reserve and there will remain created and unissued a sufficient aggregate principal amount of Convertible Debentures to satisfy its obligations upon the exercise of Convertible Notes and it will reserve and authorize the issuance of a sufficient number of Common Shares for the purpose of enabling it to satisfy its obligations to issue Common Shares in accordance with the terms of the Convertible Debentures issued upon the exercise of the Convertible Notes;

        (e) the Corporation will cause the Convertible Debentures and certificates representing the Convertible Debentures from time to time issued pursuant to the exercise of the Convertible Notes to be duly issued and delivered in accordance with the Convertible Notes and the terms hereof;

        (f) the Corporation will cause the Common Shares and the certificates representing the Common Shares from time to time issued in accordance with the terms of the Convertible Debentures to be duly issued and delivered in accordance with the Convertible Debentures and the terms of the Trust Indenture;

        (g) all Common Shares issued in accordance with the terms of the Convertible Debentures shall be fully paid and non-assessable;

        (h) the Corporation will use its commercially reasonable efforts to obtain a Receipt, as soon as reasonably possible, from the Securities Commissions for the Final Prospectus so that the resale of such Convertible Debentures and Common Shares issuable in accordance with the terms of the Convertible Debentures will not generally be subject to the prospectus requirements or any "hold period" under Applicable Securities Law in the Qualifying Jurisdictions;

        (i) generally, the Corporation will duly and punctually perform and carry out all of the acts or things to be done by it as provided in this Indenture;

        (j) the Corporation shall not, directly or indirectly, declare or pay any dividends on account of any shares or any class of its shares now or hereafter outstanding or redeem, retire, defease, purchase or otherwise acquire any shares of any class of capital stock (or set aside or otherwise deposit or invest any sums for any of the foregoing purposes) or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or agree to do any of the foregoing;

        (k) in order to prevent any accumulation after maturity of unpaid interest on, or of unpaid principal amount of, any Convertible Note, the Corporation will not directly or indirectly extend or assent to the extension of time for payment of any interest upon any Convertible Note or of any principal amount payable in respect of any Convertible Note and that it will not directly or indirectly be or become a party to or approve any such arrangement by purchasing or funding any interest on the Convertible Notes or any principal amount thereof or in any other manner and that the Corporation will deliver to the Trustee all Convertible Notes when paid as evidence of such payment;

        (l) if the time for the payment of any interest or principal amount shall be so extended, whether or not such extension is by or with the consent of the Corporation, notwithstanding anything herein or in the Convertible Notes contained, such interest or principal amount shall not be entitled, in case of default hereunder, to the benefit of this Indenture except subject to the prior payment in full of the principal amount of all the Convertible Notes then outstanding and of all matured interest on such Convertible Notes the payment of which has not been so extended;

        (m) on or before August 30, 2002 and on or before August 30 in each subsequent year and at any other reasonable time if requested by the Trustee, the Corporation will furnish to the Trustee a Certificate of the Corporation stating that the Corporation has complied with all covenants, conditions and other requirements contained in this Indenture, non-compliance with which would constitute an Event of Default hereunder or, if such is not the case, specifying the covenant, condition or other requirement which has not been complied with and giving particulars of such non-compliance and the action, if any, the Corporation proposes to take with respect thereto;

        (n) the Corporation will take all commercially reasonable steps and actions and do all such acts and things as may be required to:
               (i) as long as it meets the minimum listing requirements of such institutions, maintain the listing and posting for trading, on the TSE, of the Common Shares or, in the event of a Change of Control, on the TSE, NASDAQ or the New York Stock Exchange the securities for which the Common Shares were exchanged or converted in connection with the Change of Control, and (ii) maintain its status as a reporting issuer not in default of the requirements of applicable securities legislation of the provinces of Canada or have outstanding securities registered under the Securities Exchange Act of 1934, as amended, or, in the event of a Change of Control, maintain the status of the Person, or such Person's Affiliate, whose securities were exchanged or converted for Common Shares in connection with such Change of Control as a reporting issuer not in default of the requirements of applicable securities legislation in the Province of Ontario or have securities outstanding registered under the Securities Exchange Act of 1934, as amended;

        (o) the Corporation shall, within three Business Days of a written request by the Trustee, furnish to the Trustee, or to such other Person as the Trustee may direct, a true copy of this Indenture;

        (p) the Corporation shall not change its name or amalgamate with another corporation under a different name without giving at least ten days' prior notice to the Trustee of the new name and the date upon which such change of name or amalgamation is to take effect and, within five Business Days of the change of name or amalgamation, the Corporation shall provide the Trustee with:

               (i) a notarial or certified copy of the articles of amendment or articles of amalgamation effecting the change of name; and

               (ii) an opinion from legal counsel satisfactory to the Trustee as to the correct name of the Corporation and confirming that all appropriate registrations, filings or recordings have been made to ensure the continued validity and enforceability of this Indenture and the Convertible Notes;

        (q) the Corporation represents and warrants to the Trustee that there is no (i) Permitted Secured Debt or (ii) Debt ranking senior to, or pari passu, with the Debentures outstanding or in effect on the date of this Indenture, except such Permitted Secured Debt as has been incurred to finance the cost of acquisition by the Corporation or any of its Subsidiaries of any assets or services in the ordinary course of their respective businesses. The Corporation will not, and will not permit any of its Subsidiaries to, create, incur, assume, suffer, permit to exist or guarantee, directly or indirectly, any Debt that ranks senior to, or pari passu, with the Debentures other than Permitted Secured Debt. Nothing in this section 5.2(q) will prevent or be deemed to prevent the Corporation or any of its Subsidiaries from creating, incurring, assuming, suffering, permitting to exist or guaranteeing trade debt;

        (r) the Corporation shall promptly notify the Trustee in writing of the details of the occurrence of any Event of Default; and

        (s) if the closing price of the Common Shares on NASDAQ is less than U.S. $1.00 for any period of 10 consecutive trading days, the Corporation will consider calling a special meeting of its shareholders for the purpose of approving a consolidation of the Common Shares on such terms as the directors of the Corporation may approve.

5.3     Trustee's Remuneration and Expenses

        (a) The Corporation covenants that it will pay to the Trustee reasonable remuneration for its services as Trustee and will pay all costs, charges and expenses (including reasonable fees and disbursements of its Counsel and all other advisors not regularly in its employ) properly incurred by the Trustee in connection with the trusts hereof, on demand by the Trustee and also (in addition to any right of indemnity given to the Trustee by law) will at all times keep indemnified the

               Trustee against all liabilities, losses, damages, actions, proceedings, costs, claims, expenses and demands in respect of any matter or thing done or omitted by the Trustee (other than through the gross negligence of or misconduct by the Trustee) in any way relating to this Indenture. The said remuneration shall continue to be payable until the trusts hereof be finally wound up and whether or not the trusts of this Indenture shall be in the course of administration by or under the direction of the court.

         (b) Any amount due under this Section 5.3 and unpaid 30 days after demand for such payment shall bear interest from the expiration of such 30 day period at a rate per annum equal to the rate generally charged by the Corporate Trust Department of the Trustee from time to time on overdue accounts. After default all amounts so payable and the interest thereon shall be payable out of any funds coming into possession of the Trustee in priority to any payment of the principal amount of, or any interest on, the Convertible Notes.

5.4      Securities Qualification Requirements

         (a) Following the Effective Date, the Corporation shall, as soon as reasonably possible, file with the Securities Commissions the Preliminary Prospectus and all such other documents as may be required under Applicable Securities Law with the Securities Commissions and use its commercially reasonable efforts to obtain all required receipts therefor from the Securities Commissions.

         (b) The Corporation shall, after satisfaction of any comments with respect to the Preliminary Prospectus by the Securities Commissions, file the Final Prospectus and all such other documents as may be required under Applicable Securities Law with the Securities Commissions, and undertakes to use its commercially reasonable efforts to obtain a Receipt therefor from the Securities Commissions as soon as reasonably possible but in any event by the Receipt Deadline and to take all other commercially reasonable steps as may be necessary to qualify the distribution in the Qualifying Jurisdictions of the Convertible Debentures and Common Shares issuable in accordance with the terms of the Convertible Debentures, provided that the Corporation shall not be obligated to file the Final Prospectus on or after August 30, 2002.

         (c) The Corporation shall send written notice to each holder of Convertible Notes and the Trustee advising of the issuance of a Receipt by the Securities Commissions together with a copy of the Final Prospectus. Such notice shall be hand delivered or mailed to each holder of the Convertible Notes at the address of each such holder appearing in the register of the Convertible Notes maintained pursuant to this Indenture within five Business Days after the date on which a Receipt was issued by the Securities Commissions.

5.5     Performance of Covenants by Trustee

        If the Corporation shall fail to perform any of its covenants contained in this Indenture, the Trustee may notify the Convertible Noteholders of such failure on the part of the Corporation or may itself perform any of the covenants capable of being performed by it but, subject to Section 9.2, shall be under no obligation to perform said covenants or to notify the Convertible Noteholders of such performance by it. All sums reasonably expended or advanced by the Trustee in so doing shall be repayable as provided in Section 5.3. No such performance, expenditure or advance by the Trustee shall relieve the Corporation of any default hereunder or of its continuing obligations under the covenants herein contained.

                             ARTICLE 6 - ENFORCEMENT

6.1     Events of Default

        If any of the Events of Default listed below in this Section 6.1 shall occur and be continuing:

         (a) the Corporation shall default in payment of the principal on any Convertible Note when the same becomes due under any provision hereof or of the Convertible Notes; or

         (b) the Corporation shall default in payment of any interest due on any Convertible Notes when the same becomes due under any provision hereof or of the Convertible Notes and any such default continues for a period of five days; or

         (c) the Corporation shall default in the performance, or breach, of any covenant or agreement of the Corporation in this Indenture or the Convertible Notes, continued for a period of 30 days after there has been given notice, by registered or certified mail, to the Corporation by the Trustee or by Holders of not less than 25% of the principal amount of Convertible Notes then outstanding specifying such default or breach and requiring it to be remedied, unless the Trustee (having regard to the subject matter of the default) shall have agreed to a longer period and, in such event, for the period agreed to by the Trustee; or

         (d) the institution by the Corporation of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, provincial or state law relating to bankruptcy, insolvency, reorganization or relief of debtors, or the consent by it to the filing of any such petition or to the appointment under any such law of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Corporation or of substantially all of its property, or the making by it of a general assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due; or

         (e) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Corporation a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement or adjustment of or in respect of the Corporation under any applicable law relating to bankruptcy, insolvency, reorganization or relief of debtors, or appointing under any such law a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Corporation or of substantially all of its property, or ordering pursuant to any such law the winding-up or liquidation of its affairs, and the continuance of any such decree, petition, appointment or order unstayed and in effect for a period of 90 consecutive days; or

         (f) if an encumbrancer takes possession of, or appoints a receiver in respect of, all or substantially all of the property of the Corporation, or if any process or execution is levied or enforced upon or gains all or substantially all of the property of the Corporation and remains unsatisfied for such period as would permit any such property to be sold thereunder, unless the Corporation actively and diligently contests in good faith such process, but in that event the Corporation shall, if the Trustee so requires, give security which, in the discretion of the Trustee, is sufficient to pay in full the amount thereby claimed in case the claim is held to be valid;

then, in each and every such event, if such event is continuing, subject to
Section 6.3 and Section 7.10(d), the Trustee may in its discretion and shall, upon receipt of a Convertible Noteholders' Request, declare the principal of, and interest on, all Convertible Notes then outstanding and all other moneys outstanding hereunder to be due and payable, and the same shall forthwith become immediately due and payable to the Trustee, anything therein or herein to the contrary notwithstanding, and the Corporation shall forthwith pay to the Trustee for the benefit of the Convertible Noteholders the amount of the principal of, and interest then accrued on, all of the Convertible Notes then outstanding and all other moneys outstanding hereunder, together with interest thereon, at the rate of interest borne by the Convertible Notes from the date of the said declaration until payment is received by the Trustee and such payment when made shall be deemed to have been made on such Convertible Notes and shall be applied as provided in Section 6.5.

6.2     Notice of Events of Default

        If an Event of Default shall occur and be continuing the Trustee shall, as soon as reasonably possible but in any event within 15 days after it becomes aware of the occurrence of such Event of Default, give notice of such Event of Default, to the Convertible Noteholders in the manner provided in Article 10; provided that, notwithstanding the foregoing, unless the Trustee shall have been requested to do so pursuant to a Convertible Noteholders' Request, the Trustee shall not be required to give such notice, if the Trustee, in good faith, reasonably believes that it is in the best interests of the Convertible Noteholders to withhold such notice and shall have so informed the Corporation in writing.

6.3     Waiver of Default

        Upon the happening of any Event of Default, except default in payment of principal, and in addition to the powers exercisable by the Convertible Noteholders by Extraordinary Resolution, the holders of not less than 51% in principal amount of all the Convertible Notes which shall then be outstanding shall have power, by an instrument or instruments in writing or by affirmative votes of such holders at a meeting duly convened and held as hereinafter provided, to cancel any declaration made by the Trustee pursuant to Section 6.1 or to require the Trustee to waive the default, or both, and such declaration shall thereupon be cancelled or the Trustee shall thereupon waive the default, in either case, upon such terms and conditions as such holders shall prescribe. So long as it has not become bound as provided in this Article 6 to declare the principal of and interest on all the Convertible Notes then outstanding to be due and payable, or to obtain and enforce payment of the same, the Trustee shall have the power to waive any default arising hereunder if, in the reasonable opinion of the Trustee, acting in good faith, the same shall have been cured, or adequate satisfaction made therefor, upon such terms and conditions as the Trustee may deem advisable. Provided always that no act or omission either of the Trustee or of the Convertible Noteholders in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent default or the rights resulting therefrom.

6.4     Right of Trustee to Enforce Payment

        (a) Subject to the provisions of Section 6.3, if the Corporation shall fail to pay to the Trustee, on demand, the principal of and interest on all Convertible Notes then outstanding which shall have been declared by the Trustee to be due and payable pursuant to Section 6.1, together with any other amounts due hereunder, the Trustee may in its discretion and shall upon receipt of a Convertible Noteholders' Request and upon being funded and indemnified to its reasonable satisfaction against all costs, expenses and liabilities to be incurred, proceed in its name as Trustee hereunder to obtain or enforce payment of the said principal of and interest on all the Convertible Notes then outstanding together with any other amounts due hereunder, by any remedy provided by law either by legal proceedings or otherwise.

        (b) The Trustee shall be entitled and empowered, either in its own name or as trustee of an express trust, or as attorney-in-fact for the holders of the Convertible Notes, or in any one or more of such capacities, to file such proof of debt, amendment of proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claims of the Trustee and of the holders of the Convertible Notes allowed in any insolvency, bankruptcy, liquidation or other judicial proceedings relative to the Corporation or its creditors or relative to or affecting its property. The Trustee is hereby irrevocably appointed (and the successive respective holders of the Convertible Notes by taking and holding the same shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective holders of the Convertible Notes with authority to make or file in the respective names of the holders of the Convertible Notes or on behalf of the holders of the Convertible Notes as a class, subject to deduction from any such claims of the amounts of any claims filed by any of the holders of the Convertible Notes themselves, any proof of debt, amendment of proof of debt, claim, petition or other document in any proceedings and to receive payment of any sums becoming distributable on account thereof, and to execute any such other papers and documents and to do and perform any and all such acts and things for and on behalf of such holders of the Convertible Notes, as may be necessary or advisable in the opinion of the Trustee, in order to have the respective claims of the Trustee and of the holders of the Convertible Notes against the Corporation or its property allowed in any such proceeding, and to receive payment of or on account of such claims; provided, however, that nothing contained in this Indenture shall be deemed to give to the Trustee, unless so authorized by Extraordinary Resolution, any right to accept or consent to any plan of reorganization or otherwise by action of any character in such proceeding to waive or change in any way any right of any Convertible Noteholder.

        (c) Any such suit or proceeding instituted by the Trustee shall be brought in the name of the Trustee as trustee of an express trust, and any recovery of judgment shall be for the rateable benefit of the holders of the Convertible Notes subject to the provisions of this Indenture. In any proceeding brought by the Trustee (and also any proceeding in which a declaratory judgment of a court may be sought as to the interpretation or construction of any provision of this Indenture, to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Convertible Notes, and it shall not be necessary to make any holders of the Convertible Notes parties to any such proceeding.

6.5     Application of Moneys

        (a) Except as herein otherwise expressly provided, any moneys received by the Trustee from the Corporation pursuant to the foregoing Sections of this Article 6, or as a result of legal or other proceedings or from any trustee in bankruptcy or liquidator of the Corporation, shall be applied, together with any other moneys in the hands of the Trustee available for such purposes, as follows:

               FIRST: to the payment and reimbursement to the Trustee of the amounts contemplated by Section 5.3, including, without limitation, compensation, costs, charges, expenses, borrowings, advances, or other moneys furnished or provided by or at the instance of the Trustee in or about the execution of its trust or otherwise in relation to this Indenture, with interest thereon as herein provided;

               SECOND:   subject to Section 5.4 and as hereinafter in this
                         Section 6.5 provided, in payment rateably and proportionately of the principal of and accrued and unpaid interest and interest on amounts in default on the Convertible Notes which shall then be outstanding in the priority of principal first and then accrued and unpaid interest and interest on amounts in default, unless otherwise directed by Extraordinary Resolution and, in that case, in such order of priority as between principal and interest as may be directed by such resolution; and

               THIRD: the surplus (if any) of such moneys shall be paid to the Corporation or its assigns;

provided, however, that no payment shall be made in respect of the principal of or interest on any Convertible Note held, directly or indirectly, by or for the benefit of the Corporation or any Subsidiary (other than any Convertible Note pledged for value and in good faith to a Person other than the Corporation or any Subsidiary but only to the extent of such Person's interest therein) except subject to the prior payment in full of the principal of, and premium, if any, and interest of all Convertible Notes which are not so held.

        (b) Provided always that the Trustee shall not be bound to apply or make any partial or interim payment of any moneys coming into its hands pursuant to the foregoing Sections of this Article 6 if the amount so received by it is insufficient to make a distribution of at least 2% of the principal amount of the outstanding Convertible Notes but it may retain the money so received by it and deposit the same in its deposit department or in a chartered bank in Canada to its credit at such rate of interest as is then current on similar deposits or invest the same as provided in
               Section 12.10 of the Trust Indenture until the moneys or the investments representing the same, with the income derived therefrom together with any other moneys for the time being under its control shall be sufficient for the said purpose or until it shall consider it advisable to apply the same in the manner above set forth.

6.6     Notice of Payment by Trustee

        Not less than 21 days' notice shall be given by the Trustee to the Convertible Noteholders of any payment to be made under this Article 6 to the Convertible Noteholders. Such notice shall state the time when and the place where such payment is to be made, and the amount of the payment and the application thereof as between principal and interest. After the day so fixed, unless payment shall have been duly demanded and have been refused, the Convertible Noteholders will be entitled to interest only on the balance (if any) of the principal moneys and interest due to them, respectively, on the Convertible Notes, after deduction of the respective amounts payable in respect thereof on the day so fixed.

6.7     Trustee May Demand Production of Convertible Notes

        The Trustee shall have the right to demand production of the Convertible Notes in respect of which any payment of principal or interest required by this Article 6 is made and may cause to be endorsed on the same memorandum of the amount so paid and the date of payment, but the Trustee may, in its discretion, dispense with such production and endorsement in any special case, upon such indemnity being given to it and to the Corporation as the Trustee shall deem sufficient.

6.8      Trustee Appointed Attorney

         The Corporation hereby irrevocably appoints the Trustee to be the attorney of the Corporation for and in the name and on behalf of the Corporation to execute any instruments and to do any acts and things which the Corporation ought to sign, execute and do hereunder and generally to use the name of the Corporation in the exercise of all or any of the powers hereby conferred on the Trustee, with full powers of substitution and revocation.

6.9      Suits by Convertible Noteholders

         No Convertible Noteholder shall have the right to institute any action, suit or proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy authorized or permitted by this Indenture or by law or by equity hereunder, unless:

         (a) such Convertible Noteholder has previously given written notice to the Trustee, or vice versa, of a continuing Event of Default;

         (b) the Trustee shall have received a Convertible Noteholders' Request requesting the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder and the Trustee shall have been offered a reasonable opportunity either itself to proceed to exercise the powers hereinbefore granted or to institute an action, suit or proceeding in its name for such purpose;

         (c) the Convertible Noteholder or Convertible Noteholders executing such Convertible Noteholders' Request have provided to the Trustee sufficient funds and/or indemnity against the costs, expenses and liabilities to be incurred in compliance with such request in accordance with subsection 9.2(b);

         (d) the Trustee, for 60 days after its receipt of such notice, Convertible Noteholders' Request and provision of funds and/or indemnity, has failed to institute any such proceeding; and

         (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Convertible Noteholders of a majority or more in principal amount of the outstanding Convertible Notes.

         In such event but not otherwise any Convertible Noteholder. acting on behalf of himself and all other Convertible Noteholders, shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken under Section 6.4, but in no event shall any Convertible Noteholder or combination of Convertible Noteholders have any right to take any other remedy or proceedings out of court; it being understood and intended that no one or more Convertible Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Convertible Noteholders, or to obtain or to seek to obtain priority or preference over any other Convertible Noteholders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and rateable benefit of all the Convertible Noteholders.

6.10     Immunity of Shareholders, etc.

         The Trustee and, by the acceptance of the Convertible Note Certificates and as part of the consideration for the issue of the Convertible Notes, the Convertible Noteholders, hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any incorporator or any past, present or future shareholder, director, officer, employee or agent of the Corporation or any Successor Corporation on any covenant, agreement, representation or warranty by the Corporation contained in this Indenture or in the Convertible Note Certificates.

6.11     Limitation of Liability

         The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to, the private property of any of the past, present or future directors or shareholders of the Corporation or any Successor Corporation or any of the past, present or future officers, employees or agents of the Corporation or any Successor Corporation, but only the property of the Corporation or any Successor Corporation shall be bound in respect hereof.

6.12     Remedies Cumulative

         No remedy herein conferred upon or reserved to the Trustee, or upon or to the Convertible Noteholders, is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now existing or hereafter to exist by law or by statute.

                 ARTICLE 7 - MEETINGS OF CONVERTIBLE NOTEHOLDERS

7.1      Right to Convene Meetings

         The Trustee may at any time and from time to time, and shall on receipt of a written request of the Corporation or of a Convertible Noteholders' Request and upon being indemnified to its reasonable satisfaction by the Corporation or by the Convertible Noteholders signing such Convertible Noteholders' Request against the cost which may be incurred in connection with the calling and holding of such meeting, call and hold a meeting of the Convertible Noteholders. In the event of the Trustee failing to so call a meeting within 15 days after receipt of such written request of the Corporation or such Convertible Noteholders' Request and indemnity given as aforesaid, the Corporation or such Convertible Noteholders who signed such Convertible Noteholders' Request, as the case may be, may call and hold such meeting. Every such meeting shall be held in the City of Toronto or at such other place as may be approved by the Trustee and the Corporation

7.2      Notice

         At least 21 days' prior notice of any meeting of Convertible Noteholders shall be given to the Convertible Noteholders entitled to attend such meeting in the manner provided for in Section 10.2 and a copy of such notice shall be sent by mail to the Trustee (unless the meeting has been called by the Trustee) and to the Corporation (unless the meeting has been called by the

Corporation). Such notice shall state the time when and the place where the meeting is to be held, shall state briefly the general nature of the business to be transacted thereat and shall contain such information as is reasonably necessary to enable the Convertible Noteholders to make a reasoned decision on the matter, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article
7. The notice convening any such meeting may be signed by an appropriate officer of the Trustee or by the Corporation or by the holder or holders convening the meeting.

7.3      Chairman

         An individual (who need not be a Convertible Noteholder) designated in writing by the Trustee shall be chairman of the meeting and if no individual is so designated, or if the individual so designated is not present within 30 minutes from the time fixed for the holding of the meeting, the Convertible Noteholders present in Person or by proxy shall choose some individual present to act as chairman.

7.4      Quorum

         Subject to the provisions of Section 7.11, at any meeting of the Convertible Noteholders a quorum shall consist of Convertible Noteholders present in Person or by proxy and holding Convertible Notes having an aggregate principal amount of at least 25 % of the aggregate principal amount of the then outstanding Convertible Notes, provided that at least two Persons entitled to vote thereat are personally present. If a quorum of the Convertible Noteholders shall not be present within 30 minutes from the time fixed for holding any meeting, the meeting, if summoned by Convertible Noteholders or on a Convertible Noteholders' Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day, in which case it shall be adjourned to the next following Business
Day) at the same time and place and no notice of the adjournment need be given. Any business may be brought before or dealt with at an adjourned meeting which might have been dealt with at the original meeting in accordance with the notice calling the same. No business shall be transacted at any meeting unless a quorum be present at the commencement of business. At the adjourned meeting the Convertible Noteholders present in Person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened, notwithstanding that they do not hold Convertible Notes in an aggregate principal amount of at least 25% of the aggregate principal amount of then outstanding Convertible Notes.

7.5      Power to Adjourn

         The chairman of any meeting at which a quorum of the Convertible Noteholders is present may, with the consent of the meeting, adjourn any such meeting, and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

7.6      Show of Hands

         Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an Extraordinary Resolution shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

7.7      Poll and Voting

         (a) On every Extraordinary Resolution, and on any other question submitted to a meeting and after a vote by show of hands when demanded by the chairman or by one or more of the Convertible Noteholders acting in Person or by proxy and holding Convertible Notes in the aggregate principal amount of at least 5% of the aggregate principal amount of all the Convertible Notes then outstanding, a poll shall be taken in such manner as the chairman shall direct. Questions other than those required to be determined by Extraordinary Resolution shall be decided by a majority of the votes cast on the poll.

         (b) On a show of hands, every Person who is present and entitled to vote, whether as a Convertible Noteholder or as proxy for one or more absent Convertible Noteholders, or both, shall have one vote. On a poll, each Convertible Noteholder present in Person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each $1,000 principal amount of Convertible Note or Convertible Notes then held or represented by such holder or Person. A proxy need not be a Convertible Noteholder. The chairman of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Convertible Notes, if any, held or represented by him or her.

7.8      Regulations

         The Trustee, or the Corporation with the approval of the Trustee, may from time to time make and from time to time vary such regulations as it shall think fit for:

         (a) the setting of the record date for a meeting for the purpose of determining Convertible Noteholders entitled to receive notice of and to vote at the meeting;

         (b) the issue of voting certificates by any bank, trust company or other depositary satisfactory to the Trustee stating that the Convertible Note Certificates specified therein have been deposited with it by a named Person and will remain on deposit until after the meeting, which voting certificate shall entitle the Persons named therein to be present and vote at any such meeting and at any adjournment thereof or to appoint a proxy or proxies to represent them and vote for them at any such meeting and at any adjournment thereof in the same manner and with the same effect as though the Persons so named in such voting certificates were the actual holders of the Convertible Note Certificates specified therein;

         (c) the deposit of voting certificates and instruments appointing proxies at such place and time as the Trustee, the Corporation or the Convertible Noteholders convening the meeting, as the case may be, may in the notice convening the meeting direct;

         (d) the deposit of voting certificates and instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed or telecopied before the meeting to the Corporation or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

         (e)   the form of the instrument of proxy; and

         (f) generally for the calling of meetings of Convertible Noteholders and the conduct of business thereat.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only Persons who shall be recognized at any meeting as a Convertible Noteholder, or be entitled to vote or be present at the meeting in respect thereof (subject to Section 7.9), shall be Convertible Noteholders or their counsel, or proxies of Convertible Noteholders.

7.9      Corporation and Trustee May be Represented

         The Corporation and the Trustee, by their respective directors and officers, the counsel for the Corporation and the Counsel for the Trustee may attend any meeting of the Convertible Noteholders, but shall not be entitled to vote thereat, whether in respect of any Convertible Notes held by them or otherwise.

7.10     Powers Exercisable by Extraordinary Resolution

         In addition to all other powers conferred upon them by any other provisions of this Indenture or by law, the Convertible Noteholders at a meeting shall, subject to the provisions of Section 7.11, have the power, exercisable from time to time by Extraordinary Resolution:

         (a) to agree to any modification, abrogation, alteration, compromise or arrangement of the rights of Convertible Noteholders or the Trustee in its capacity as trustee hereunder or on behalf of the Convertible Noteholders whether such rights arise under this Indenture or the Convertible Note Certificates or otherwise and to authorize the Trustee to concur in and execute any indenture supplemental hereto in connection therewith;

         (b) to amend, alter or repeal any "Extraordinary Resolution" previously passed or sanctioned by the Convertible Noteholders;

         (c) to direct or to authorize the Trustee to enforce any of the covenants on the part of the Corporation contained in this Indenture or the Convertible Note Certificates or to enforce any of the rights of the Convertible Noteholders in any manner specified in such Extraordinary Resolution or to refrain from enforcing any such covenant or right;

          (d) to waive, and to direct the Trustee to waive, any default on the part of the Corporation in complying with any provisions of this Indenture or the Convertible Note Certificates either unconditionally or upon any conditions specified in such Extraordinary Resolution;

          (e) to restrain any Convertible Noteholder from taking or instituting any suit, action or proceeding against the Corporation for the enforcement of any of the covenants on the part of the Corporation in this Indenture or the Convertible Note Certificates or to enforce any of the rights of the Convertible Noteholders;

          (f) to direct any Convertible Noteholder who, as such, has brought any suit, action or proceeding to stay or to discontinue or otherwise to deal with the same upon payment of the costs, charges and expenses reasonably and properly incurred by such Convertible Noteholder in connection therewith;

          (g) to assent to any change in or omission from the provisions contained in the Convertible Note Certificates and this Indenture or any ancillary or supplemental instrument which may be agreed to by the Corporation, and to authorize the Trustee to concur in and execute any ancillary or supplemental indenture embodying the change or omission;

          (h) to remove the Trustee and to appoint a successor Trustee in the manner specified in Section 9.7 hereof;

          (i) to appoint a committee with power and authority to exercise, and to direct the Trustee to exercise, on behalf of the Convertible Noteholders, such powers of the holders as are exercisable by Extraordinary Resolution; and

          (j) to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Corporation;

7.11     Meaning of Extraordinary Resolution

          (a) The expression "Extraordinary Resolution" when used in this Indenture means, subject as hereinafter provided in this Section
               7.11 and in Section 7.14, a resolution proposed at a meeting of Convertible Noteholders duly convened for that purpose and held in accordance with the provisions of this Article 7 at which there are present in Person or by proxy Convertible Noteholders holding Convertible Notes in an aggregate principal amount equal to at least 25% of the aggregate principal amount of all the then outstanding Convertible Notes and passed by the affirmative votes of Convertible Noteholders holding Convertible Notes in an aggregate principal amount equal to not less than 66 "% of the aggregate principal amount of all the then outstanding Convertible Notes represented at the meeting and voted on the poll upon such resolution.

          (b) If, at the meeting at which an Extraordinary Resolution is to be considered, Convertible Noteholders holding Convertible Notes in an aggregate principal amount equal to at least 25% of the aggregate principal amount of all the then outstanding Convertible Notes are not present in Person or by proxy within 30 minutes after the time appointed for the meeting, then the meeting, if convened by Convertible Noteholders or on a Convertible Noteholders' Request, shall be dissolved; but in any other case it shall stand adjourned to such day, being not less than 15 or more than 60 days later, and to such place and time as may be appointed by the chairman. Not less than ten days prior notice shall be given of the time and place of such adjourned meeting in the manner provided for in Section
               10.2. Such notice shall state that at the adjourned meeting the Convertible Noteholders present in Person or by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Convertible Noteholders present in Person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in subsection 7.11(a) shall be an Extraordinary Resolution within the meaning of this Indenture notwithstanding that Convertible Noteholders holding Convertible Notes in an aggregate principal amount equal to at least 25% of the aggregate principal amount of all the then outstanding Convertible Notes are not present in Person or by proxy at such adjourned meeting.

          (c) Votes on an Extraordinary Resolution shall always be given on a poll and no demand for a poll on an Extraordinary Resolution shall be necessary.

7.12      Powers Cumulative

          Any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Convertible Noteholders by Extraordinary Resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Convertible Noteholders to exercise such power or powers or combination of powers then or thereafter from time to time.

7.13      Minutes

          Minutes of all resolutions and proceedings at every meeting of Convertible Noteholders shall be made and duly entered in books to be provided from time to time for that purpose by the Trustee at the expense of the Corporation, and any such minutes as aforesaid, if signed by the chairman or the secretary of the meeting at which such resolutions were passed or proceedings had shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes shall have been made shall be deemed to have been duly convened and held, and all resolutions passed thereat or proceedings taken shall be deemed to have been duly passed and taken.

7.14     Instruments in Writing

         All actions which may be taken and all powers that may be exercised by the Convertible Noteholders at a meeting held as provided in this Article 7 may also be taken and exercised by Convertible Noteholders holding Convertible Notes in an aggregate principal amount equal to at least 66 2/3% of the aggregate principal amount of all the then outstanding Convertible Notes by an instrument in writing signed in one or more counterparts by such Convertible Noteholders in Person or by attorney duly appointed in writing, and the expression "Extraordinary Resolution" when used in this Indenture shall include an instrument so signed.

7.15     Binding Effect of Resolutions

         Every resolution and every Extraordinary Resolution passed in accordance with the provisions of this Article 7 at a meeting of Convertible Noteholders shall be binding upon all the Convertible Noteholders, whether present at or absent from such meeting, and every instrument in writing signed by Convertible Noteholders in accordance with Section 7.14 shall be binding upon all the Convertible Noteholders, whether signatories thereto or not, and each and every Convertible Noteholder and the Trustee (subject to the provisions for indemnity herein contained) shall be bound to give effect accordingly to every such resolution and instrument in writing.

7.16     Holdings by Corporation Disregarded

         In determining whether Convertible Noteholders holding Convertible Note Certificates evidencing the required principal amount of Convertible Notes then outstanding are present at a meeting of Convertible Noteholders for the purpose of determining a quorum or have concurred in any consent, waiver, Extraordinary Resolution, Convertible Noteholders' Request or other action under this Indenture, Convertible Notes owned legally or beneficially by the Corporation or any Subsidiary of the Corporation shall be disregarded in accordance with the provisions of Section 10.8.

                      ARTICLE 8 - SUPPLEMENTAL INDENTURES

8.1      Provision for Supplemental Indentures for Certain Purposes

         From time to time the Corporation (when authorized by action of the directors) and the Trustee may, subject to the provisions hereof, and they shall, when so directed in accordance with the provisions hereof, execute and deliver by their proper officers, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

         (a) adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of Counsel, are necessary or advisable in the premises, provided that the same are not in the opinion of the Trustee prejudicial to the interests of the Convertible Noteholders;

         (b) giving effect to any Extraordinary Resolution passed as provided in Article 7;

          (c) making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder, provided that such provisions are not, in the opinion of the Trustee, prejudicial to the rights or interests of any of the Convertible Noteholders;

          (d) adding to or altering the provisions hereof in respect of the transfer of Convertible Notes, making provision for the exchange of Convertible Note Certificates and making any modification in the form of the Convertible Note Certificates which does not affect the substance thereof;

          (e) modifying any of the provisions of this Indenture, including relieving the Corporation from any of the obligations, conditions or restrictions herein contained, provided that such modification or relief shall be or become operative or effective only if, in the opinion of the Trustee relying on the advice of Counsel, such modification or relief in no way prejudices any of the rights of the Convertible Noteholders or of the Trustee, and provided further that the Trustee may in its sole discretion decline to enter into any such supplemental indenture which in its opinion may not afford adequate protection to the Trustee when the same shall become operative;

          (f) for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions herein, provided that in the opinion of the Trustee the rights of the Trustee and of the Convertible Noteholders are in no way prejudiced thereby; and

          (g) to evidence the assumption by any Successor Corporation of the obligations under this Indenture as provided in Section 8.2 hereof.

8.2       Successor Corporations

          In the case of the consolidation, amalgamation, merger or transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another Corporation ("Successor Corporation"), the Successor Corporation resulting from such consolidation, amalgamation, merger or transfer (if not the Corporation) shall expressly assume, by supplemental indenture satisfactory in form to the Trustee and executed and delivered to the Trustee, the due and punctual performance and observance of each and every covenant and condition of this Indenture to be performed and observed by the Corporation.

                       ARTICLE 9 - CONCERNING THE TRUSTEE

9.1       Trust Indenture Legislation

          (a) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

         (b) The Corporation and the Trustee agree that each will, at all times in relation to this Indenture and any action to be taken hereunder, observe and comply with and be entitled to the benefits of Applicable Legislation.

9.2      Rights and Duties of Trustee

         (a) In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Trustee shall act honestly and in good faith with a view to the best interests of the Convertible Noteholders and shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct or bad faith.

         (b) The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Convertible Noteholders hereunder shall be conditional upon the Convertible Noteholders furnishing, when required by notice by the Trustee, sufficient funds to commence or to continue such act, action or proceeding and an indemnity reasonably satisfactory to the Trustee to protect and to hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Trustee to expend or to risk its own funds or otherwise to incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

         (c) The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Convertible Noteholders, at whose instance it is acting to deposit with the Trustee the Convertible Notes held by them, for which Convertible Notes the Trustee shall issue receipts.

         (d) Every provision of this Indenture that by its terms relieves the Trustee of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Applicable Legislation, of this Section 9.2 and of Section 9.3.

9.3      Evidence, Experts and Advisers

         (a) In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Corporation shall furnish to the Trustee such additional evidence of compliance with any provision hereof, and in such form, as may be prescribed by Applicable Legislation or as the Trustee may reasonably require by written notice to the Corporation.

         (b) In the exercise of its rights and duties hereunder, the Trustee may, if it is acting in good faith, rely as to the truth of the statements and the accuracy of the opinions expressed in statutory declarations, opinions, reports, written requests, consents, or orders of the Corporation, certificates of the Corporation or other evidence furnished to the Trustee pursuant to a request of the Trustee, provided that such evidence complies with Applicable Legislation and that the Trustee complies with Applicable Legislation and that the Trustee examines the same and determines that such evidence complies with the applicable requirements of this Indenture.

         (c) Whenever it is provided in this Indenture or under Applicable Legislation that the Corporation shall deposit with the Trustee resolutions, certificates, reports, opinions, requests, orders or other documents, it is intended that the truth, accuracy and good faith on the effective date thereof and the facts and opinions stated in all such documents so deposited shall, in each and every such case, be conditions precedent to the right of the Corporation to have the Trustee take the action to be based thereon.

          (d) Proof of the execution of an instrument in writing, including a Convertible Noteholders' Request, by any Convertible Noteholder may be made by the certificate of a notary public, or other officer with similar powers, that the Person signing such instrument acknowledged to it the execution thereof, or by an affidavit of a witness to such execution or in any other manner which the Trustee may consider adequate.

          (e) The Trustee may employ or retain such Counsel, accountants, appraisers or other experts or advisers as it may reasonably require for the purpose of determining and discharging its duties hereunder and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any Counsel, and shall not be responsible for any misconduct or negligence on the part of any such experts or advisers who have been appointed with due care by the Trustee. The Corporation shall pay or reimburse the Trustee for any reasonable remuneration, expenses, disbursements and advances of such Counsel, accountant, appraiser or other expert or advisor.

          (f) The Trustee may act and rely and shall be protected in acting and relying in good faith on the opinion or advice of or information obtained from any counsel, accountant or other expert or advisor, whether retained or employed by the Corporation or by the Trustee, in relation to any matter arising in the administration of the trusts hereof.

9.4       Actions by Trustee to Protect Interest

          The Trustee shall have power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Convertible Noteholders.

9.5       Trustee Not Required to Give Security

          The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of the premises.

9.6      Protection of Trustee

         Except as provided in Section 9.2, by way of supplement to the provisions of any law for the time being relating to trustees it is expressly declared and agreed as follows:

         (a) the Trustee shall not be liable for or by reason of any statements of fact or recitals in this Indenture or in the Convertible Note Certificates (except the representation contained in Section 9.8 or in the certificate of the Trustee on the Convertible Note Certificates) or be required to verify the same, but all such statements or recitals are and shall be deemed to be made by the Corporation;

         (b) nothing herein contained shall impose any obligation on the Trustee to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

         (c) the Trustee shall not incur any liability or responsibility whatsoever, or be in any way responsible for the consequence of any breach on the part of the Corporation of any of the covenants herein contained or of any acts of any directors, officers, employees, agents or servants of the Corporation; and

         (d) the Corporation hereby indemnifies and saves harmless the Trustee and its officers, directors and employees from and against any and all liabilities, losses, costs, actions, or demands whatsoever which may be brought against the Trustee or which it may suffer or incur as a result of or arising out of the performance of its duties and obligations under this Indenture, save only in the event of the negligent action, the negligent failure to act or the wilful misconduct or bad faith of the Trustee. It is understood and agreed that this indemnification shall survive the termination or discharge of this Indenture or the resignation or removal of the Trustee.

9.7      Replacement of Trustee; Successor by Merger

         (a) The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder, subject to this Section 9.7, by giving to the Corporation not less than 30 days prior notice in writing or such shorter prior notice as the Corporation may accept as sufficient. The Convertible Noteholders by Extraordinary Resolution shall have power at any time to remove the existing Trustee and to appoint a new trustee. In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new trustee unless a new trustee has already been appointed by the Convertible Noteholders; failing such appointment by the Corporation, the retiring Trustee at the Corporation's expense or any Convertible Noteholder may apply to a justice of the Ontario Superior Court of Justice on such notice as such justice may direct, for the appointment of a new trustee; but any new trustee so appointed by the Corporation or by the Court shall be subject to removal as aforesaid by the Convertible Noteholders. Any new trustee appointed under any provision of this Section 9.7 shall be a corporation authorized to carry on the business of a trust company in the Qualifying Jurisdictions and, if required by the Applicable Legislation for any other provinces, in such other provinces. On any such appointment the new trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as trustee under this Indenture.

         (b) Upon the appointment of a successor trustee, the Corporation shall promptly notify the Convertible Noteholders thereof in the manner provided for in Section 10.2 hereof.

         (c) Any corporation into or with which the Trustee may be merged or consolidated or amalgamated, or any corporation resulting therefrom to which the Trustee shall be a party, or any corporation succeeding to the trust business of the Trustee shall be the successor to the Trustee hereunder without any further act on its part or any of the parties hereto, provided that such corporation would he eligible for appointment as a successor trustee under subsection 9.7(a).

         (d) Any Convertible Note Certificates certified but not delivered by a predecessor trustee may be certified and delivered by the successor trustee in the name of the predecessor or successor trustee.

9.8      Conflict of Interest

         (a) The Trustee represents to the Corporation that at the time of execution and delivery hereof no material conflict of interest exists between its role as a trustee hereunder and its role in any other capacity and agrees that in the event of a material conflict of interest arising hereafter it will, within 90 days after ascertaining that it has such material conflict of interest, either eliminate the same or assign its trust hereunder to a successor trustee approved by the Corporation and meeting the requirements set forth in subsection 9.7(a). Notwithstanding the foregoing provisions of this subsection 9.8(a), if any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and the Convertible Note Certificate shall not be affected in any manner whatsoever by reason thereof.

         (b) Subject to subsection 9.8(a), the Trustee, in its personal or any other capacity, may buy, lend upon and deal in securities of the Corporation and generally may contract and enter into financial transactions with the Corporation or any Subsidiary of the Corporation without being liable to account for any profit made thereby.

9.9      Acceptance of Trust

         The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth.

9.10     Trustee Not to be Appointed Receiver

         The Trustee and any Person related to the Trustee shall not be appointed a receiver, a receiver and manager or liquidator of all or any part of the assets or undertaking of the Corporation.

                              ARTICLE 10 - GENERAL

10.1     Notice to the Corporation and the Trustee

         (a) Unless herein otherwise expressly provided, any notice to be given hereunder to the Corporation or to the Trustee shall be deemed to be validly given if delivered, sent by registered letter, postage prepaid or telecopied:

               If to the Corporation:

                           Certicom Corp
                           25801 Industrial Blvd.
                           Hayward, California 94545 U.S.A.

                           Telecopy:        (510) 780-5401
                           Attention:       President

               If to the Trustee:

                           Computershare Trust Company of Canada
                           100 University Avenue
                           11th Floor
                           Toronto, Ontario
                           M5J 2Y1

                           Telecopy:        (416) 981-9777
                           Attention:       Manager, Corporate Trust Department

               and any such notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery or, if mailed, on the third Business Day following the date of the postmark on such notice or, if telecopied, on the next Business Day following the date of transmission provided that its contents are transmitted and received completely and accurately.

         (b) The Corporation or the Trustee, as the case may be, may from time to time notify the other in the manner provided in this Section
               10.1 of a change of address which, from the effective date of such notice and until changed by like notice, shall be the address of the Corporation or the Trustee, as the case may be, for all purposes of this Indenture. A copy of any notice of change of address given pursuant to this subsection 10.1(b) shall be sent to the Convertible Note Agency, and shall be available for inspection by Convertible Noteholders during normal business hours.

         (c) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Trustee or to the Corporation hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered or sent by telecopy or other means of prepaid, transmitted and recorded communication.

10.2     Notice to Convertible Noteholders

         (a) Any notice to the Convertible Noteholders under the provisions of this Indenture shall be valid and effective if delivered or sent by ordinary mail addressed to such holders at their post office addresses appearing on the register of holders maintained by the Trustee and shall be deemed to have been effectively given on the date of delivery or, if mailed, on the third Business Day following the date of the postmark on such notice.

         (b) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Convertible Noteholders hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered or is published twice in the Report on Business section of the Globe and Mail newspaper.

10.3     Ownership of Convertible Notes

         The Corporation and the Trustee may deem and treat the registered owner of any Convertible Notes as the absolute owner thereof for all purposes, and the Corporation and the Trustee shall not be affected by any notice or knowledge to the contrary except where the Corporation or the Trustee is required to take such notice by statute or by order of a court of competent jurisdiction. A Convertible Noteholder shall be entitled to the rights evidenced by the Convertible Notes held by such holder free from all equities or rights of set off or counterclaim between the Corporation and the original or any intermediate holder of the Convertible Notes and all Persons may act accordingly. The receipt by any such Convertible Noteholder of the Convertible Debentures which may be acquired pursuant to the exercise of Convertible Notes held by such holder, shall be a good discharge to the Corporation and the Trustee for the same and neither the Corporation nor the Trustee shall be bound to inquire into the title of any such holder except where the Corporation or the Trustee is required to take such notice by statute or by order of a court of competent jurisdiction.

10.4     Evidence of Ownership

         (a) Upon receipt of a certificate of any bank, trust company or other depositary satisfactory to the Trustee stating that the Convertible Note Certificates specified therein have been deposited by a named Person with such bank, trust company or other depositary and will remain so deposited until the expiry of the period specified therein, the Corporation and the Trustee may treat the Person so named as the owner thereof, and such certificate as sufficient evidence of the ownership by such Person of the Convertible Notes represented thereby during such period, for the purpose of any requisition, direction, consent, instrument or other document to be made, signed or given by the holder of the Convertible Note Certificate so deposited.

         (b) The Corporation and the Trustee may accept as sufficient evidence of the fact and date of the signing of any requisition, direction, consent, instrument or other document by any Person, by (i) the signature of any officer of any bank, trust company, or other depositary satisfactory to the Trustee as witness of such execution, (ii) the certificate of any notary public or other officer authorized to take acknowledgments of deeds to be recorded at the place where such certificate is made that the Person signing acknowledged to him the execution thereof, (iii) a satisfactory statutory declaration of a witness of such execution, or (iv) any other documentation satisfactory to the Corporation and the Trustee.

10.5     Counterparts

         This Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution they shall be deemed to be dated as of the date hereof.

10.6     Satisfaction and Discharge of Indenture

         Upon the earlier of:

         (a) the date by which there shall have been delivered to the Trustee for exercise or destruction all Convertible Note Certificates theretofore certified hereunder; and

         (b)      the Time of Expiry;

and if all certificates representing Convertible Debentures required to be issued in compliance with the provisions hereof have been issued and delivered hereunder in accordance with such provisions this Indenture shall cease to be of further effect and the Trustee, on demand of and at the cost and expense of the Corporation and upon delivery to the Trustee of a certificate of the Corporation stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture. Notwithstanding the foregoing, the indemnities provided to the Trustee by the Corporation hereunder shall remain in full force and effect and survive the termination of this Indenture.

10.7 Provisions of Indenture and Convertible Notes for the Sole Benefit of Parties and Convertible Noteholders

         Nothing in this Indenture or in the Convertible Note Certificates, expressed or implied shall give or be construed to give to any Person other than the parties hereto and the Convertible

Noteholders, as the case may be, any legal or equitable right, remedy or claim under this Indenture, or under any covenant or provision herein or therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Convertible Noteholders.

10.8 Convertible Notes Owned by the Corporation or its Subsidiaries - Certificate to be Provided

         For the purpose of disregarding any Convertible Notes owned legally or beneficially by the Corporation or any Subsidiary of the Corporation as contemplated in Section 7.16, the Corporation shall, upon the request of the Trustee, provide to the Trustee, from time to time, a certificate of the Corporation setting forth at the date of such certificate:

         (a) the names (other than the name of the Corporation) of the registered holders of Convertible Notes which, to the knowledge of the Corporation, are owned by or held for the account of the Corporation or any Subsidiary of the Corporation; and

         (b) the number of Convertible Notes owned by or held for the account of the Corporation or any Subsidiary of the Corporation;

and the Trustee, in making the computations in Section 7.16, shall be entitled to rely on such certificate without any additional evidence.

10.9     Further Assurances

         The parties hereto and each of them do hereby covenant and agree to do such things and execute such further documents, agreements and assurances as may be necessary or advisable from time to time in order to carry out the terms and conditions of this Indenture in accordance with their true intent.

10.10    Unenforceable Terms

         If any term, covenant or condition of this Indenture, or the applicability thereof to any party or circumstance shall be invalid or unenforceable to any extent, the remainder of this Indenture or application of such term, covenant or condition to a party or circumstance other than those to which it is held invalid or unenforceable shall not be affected thereby and each remaining term, covenant or condition of this Indenture shall be valid and shall be enforceable to the fullest extent permitted by law.

10.11    Governing Law

         This Indenture shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. Each of the parties irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Ontario with respect to all matters arising out of this Indenture and the transactions contemplated herein.

10.12    Enurement

         This Indenture shall benefit and bind the parties to it and their respective successors and assigns.

         IN WITNESS WHEREOF the parties hereto have executed this Indenture under the hands of their proper offices in that behalf on the day and year first above written.

CERTICOM CORP.                              COMPUTERSHARE TRUST
                                            COMPANY OF CANADA

Per: ____________________________           Per: _______________________________


Per: ____________________________           Per: _______________________________

                  THIS IS SCHEDULE "A" to the Convertible Note Indenture made as of August 30, 2001 between Certicom Corp. and Computershare Trust Company of Canada

                          CONVERTIBLE NOTE CERTIFICATE

                                 CERTICOM CORP.
                (Continued under the laws of the Yukon Territory)

CONVERTIBLE NOTE
CERTIFICATE NO._________
                                            ------------------------------------
                                             aggregate principal amount of
                                             CONVERTIBLE NOTES entitling the
                                             holder to acquire an aggregate
                                             principal amount of Convertible
                                             Debentures equal to the aggregate
                                             principal amount of the Convertible
                                             Notes represented hereby.

THE CONVERTIBLE NOTES REPRESENTED BY THIS CONVERTIBLE NOTE CERTIFICATE ARE SUBJECT TO STATUTORY RESALE RESTRICTIONS UNDER THE APPLICABLE SECURITIES LEGISLATION OF THE PROVINCE IN WHICH YOU RESIDE. IN THE EVENT THAT THE CORPORATION IS UNABLE TO OBTAIN A RECEIPT FOR THE (FINAL) PROSPECTUS FROM THE SECURITIES REGULATORY AUTHORITY OF THE PROVINCE IN WHICH YOU RESIDE, OR THAT THE CONVERTIBLE NOTES ARE EXERCISED PRIOR TO THE ISSUANCE OF SUCH RECEIPT, THE CONVERTIBLE DEBENTURES ISSUABLE ON EXERCISE OF THE CONVERTIBLE NOTES AND THE COMMON SHARES ISSUABLE IN ACCORDANCE WITH THE TERMS OF THE CONVERTIBLE DEBENTURES MAY BE SUBJECT TO STATUTORY RESALE RESTRICTIONS UNDER THE APPLICABLE SECURITIES LEGISLATION OF THAT PROVINCE. A LEGEND TO THIS EFFECT MAY BE PLACED ON CERTIFICATES EVIDENCING SUCH CONVERTIBLE DEBENTURES AND COMMON SHARES UNTIL SUCH STATUTORY RESALE RESTRICTIONS ARE NO LONGER APPLICABLE IN THE SOLE DISCRETION OF THE CORPORATION. YOU ARE ADVISED TO CONSULT YOUR OWN LEGAL ADVISORS IN THIS REGARD.

                   THIS IS TO CERTIFY THAT FOR VALUE RECEIVED

________________________________________________________________________________
                                     (Name)

(hereinafter referred to as the "holder") is entitled to acquire in the manner and subject to the terms hereof and of the Indenture (as hereinafter defined), at any time and from time to time until 5:00 p.m. (Toronto time) (the "Time of Expiry") on the date (the "Expiry Date") which is five Business Days following the earlier of: (a) the date on which all required receipts for the Final Prospectus are issued by the Securities Commissions relating to the distribution of Convertible Debentures to the holders of Convertible Notes upon the exercise of Convertible Notes; and (b)

August 30, 2002, Convertible Debentures due August 30, 2004 (the "Convertible Debentures") of Certicom Corp. (the "Corporation"), issued under the Convertible Debenture Trust Indenture made as of August 30, 2001 between the Corporation and the Trustee, in an aggregate principal amount equal to the aggregate principal amount of the Convertible Notes represented hereby exercised by the holder, for each integral multiple of $1,000 of principal amount of Convertible Notes represented hereby exercised by the holder.

         Upon issuance of the Convertible Notes represented hereby the aggregate amount of funds paid for such Convertible Notes shall be paid to the Escrow Agent.

         The right to acquire Convertible Debentures may only be exercised by the holder within the time set forth above by:

         (a)  duly completing and executing the Exercise Form attached hereto;
              and

         (b) surrendering this Convertible Note Certificate to the Trustee at the principal office of the Trustee in the City of Toronto.

         This Convertible Note Certificate shall be deemed to be surrendered only upon personal delivery hereof to, or, if sent by mail or other means of transmission, upon actual receipt hereof by, the Trustee at the office referred to above.

         Upon due completion and execution of the Exercise Form and the surrender of this Convertible Note Certificate in accordance with the terms and conditions of the Indenture, the Person(s) in whose name the Convertible Debentures issuable upon exercise of the Convertible Notes represented hereby are to be issued shall be deemed for all purposes (except as provided in the Indenture) to be the holder or holders of record of such Convertible Debentures on the Exercise Date, and the Corporation has covenanted that it will (subject to the provisions of the Indenture) cause certificates representing such Convertible Debentures to be mailed or delivered to the Person or Persons at the address or addresses specified in the Exercise Form within five Business Days.

         The registered holder of the Convertible Notes represented hereby may acquire any lesser principal amount of Convertible Debentures than the aggregate principal amount of the Convertible Notes represented by this Convertible Note Certificate. In such event, the holder shall be entitled to receive a new Convertible Note Certificate for the unexercised portion of the Convertible Notes represented hereby. Convertible Debentures will only be issued in denominations of $1,000 and multiples thereof.

         At the Time of Expiry on the Expiry Date, the Convertible Notes represented hereby shall be deemed to have been exercised immediately prior to the Time of Expiry (unless the Convertible Notes represented hereby have been previously exercised) to convert such Convertible Notes into Convertible Debentures and the certificates representing such Convertible Debentures will be issued to the holder of this Convertible Note Certificate upon surrender to the Trustee at the principal office of the Trustee in the City of Toronto and thereupon the Convertible Notes represented hereby be deemed to be cancelled and of no further force and effect. On the second Business Day following the Expiry Date, the Corporation shall notify holders of the Convertible Notes that if they have not exercised such Convertible Notes prior to the Time of Expiry that such Convertible Notes have been deemed to be exercised.

         The Convertible Notes represented by this certificate are issued under and pursuant to a Convertible Note Trust Indenture (hereinafter referred to as the "Indenture") made as of August 30, 2001 between the Corporation and the Trustee. Reference is made to the Indenture and any instruments supplemental thereto for a full description of the rights of the holder of this Convertible Note Certificate and the terms and conditions upon which the Convertible Notes are, or are to be, issued and held, with the same effect as if the provisions of the Indenture and all instruments supplemental thereto were herein set forth. By acceptance hereof, the holder assents to all provisions of the Indenture. Capitalized terms used herein have the same meaning as in the Indenture, unless otherwise defined herein. To the extent the terms and conditions set forth in this Convertible Note Certificate conflict with the terms and conditions of the Indenture, the Indenture shall prevail. The Corporation will furnish to the holder of this Convertible Note Certificate, upon request and without charge, a copy of the Indenture.

         The Convertible Notes represented hereby shall bear interest from the Effective Date or the date of issue, whichever is later, at the rate of 7.25% per annum, after as well as before default, with interest on overdue interest at the same rate. Interest shall be based on a 365 or 366 day year, as the case may be, and shall be calculated semi-annually not in advance from the Effective Date or the date of issue of the Convertible Notes, whichever is later, or from the last interest payment date to which interest has been paid or made available for payment on the Convertible Notes, whichever is later, and shall be paid in like money semi-annually on February 28 and August 30, commencing on February 28, 2002, unless this Convertible Note shall have been previously exercised as duly provided for.

         As the interest on the Convertible Notes becomes due (except interest payable at maturity which may be paid upon presentation and surrender of such Convertible Notes for payment), the Corporation, either directly or indirectly through the Trustee, shall forward or cause to be forwarded by prepaid ordinary mail at least three (3) Business Days prior to the interest payment date, to the holder for the time being, or, in the case of joint holders, to one of such joint holders (failing written instructions to the contrary from all of such joint holders), at the holder's address appearing on the register, a cheque for such interest (less any tax required to be deducted), payable to or to the order of such holder or holders and negotiable at par. The forwarding of such cheque shall satisfy and discharge the liability for the interest upon the Convertible Notes to the extent of the sums represented thereby (plus the amount of any tax deducted as aforesaid) unless such cheque is not paid on presentation; provided that in the event of the non-receipt of such cheque by such registered holder or the loss or destruction thereof, the Corporation, upon being furnished with reasonable evidence of such non-receipt, loss or destruction and indemnity reasonably satisfactory to it, shall issue or cause to be issued to such registered holder a replacement cheque for the amount of such cheque.

         If for any reason, the exercise of Convertible Notes in accordance with the terms hereof is prohibited by law or does not take place as contemplated in the Indenture (including by order of any securities regulatory authority or court of competent jurisdiction) such Convertible Notes shall, notwithstanding anything to the contrary herein contained, remain valid and outstanding, and shall continue to accrue interest at the rate herein provided and shall be due and payable in full on the sixth Business Day following the Expiry Date.

         The registered holder of this Convertible Note Certificate may, at any time prior to the Time of Expiry, upon surrender hereof to the Trustee at its principal office in the City of Toronto, exchange this Convertible Note Certificate for other Convertible Note Certificates entitling the holder to acquire, in the aggregate, the same aggregate principal amount of Convertible Debentures as may be acquired on exercise of the Convertible Notes represented by this Certificate.

         The holding of the Convertible Notes evidenced by this Convertible Note Certificate shall not entitle the holder to any right or interest in respect of the Corporation except as expressly provided in the Indenture and in this Convertible Note Certificate.

         The Indenture provides that all holders of Convertible Notes shall be bound by any resolution passed at a meeting of the holders held in accordance with the provisions of the Indenture and resolutions signed by the holders of Convertible Notes of 66"% of the principal amount of all then outstanding Convertible Notes.

         Subject to the Corporation's right to purchase the Convertible Notes under the Indenture and to any restriction under applicable law or policy of any applicable regulatory body, the Convertible Notes evidenced by this Convertible Note Certificate may be transferred on the register kept at the principal offices of the Trustee in the City of Toronto by the registered holder hereof or its legal representatives or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, only upon compliance with the conditions prescribed in the Indenture and upon compliance with such reasonable requirements as the Trustee may prescribe.

         This Convertible Note Certificate shall not be valid for any purpose whatever unless and until it has been certified by or on behalf of the Trustee.

         IN WITNESS WHEREOF the Corporation has caused this Convertible Note Certificate to be signed by its duly authorized officer as of the 30th day of August, 2001.

                                               CERTICOM CORP.

                                               Per:  ___________________________
                                                       President

                                               Per:  ___________________________

Certified by:


COMPUTERSHARE TRUST
COMPANY OF CANADA,
as Trustee



Per:   _________________________________

                          TRANSFER OF CONVERTIBLE NOTES

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

$__________________________ principal amount of Convertible Notes of Certicom Corp. registered in the name of the undersigned on the records of Certicom Corp. maintained by Computershare Trust Company of Canada represented by the Convertible Note Certificate attached hereto, together with any rights of action for rescission or otherwise available to the undersigned, and irrevocably appoints __________________________ the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.

DATED ____________________________


__________________________________      ____________________________________
Signature Medallion Guaranteed          (Signature of Convertible Noteholder)

Instructions:

1. Signature of the Convertible Noteholder must be the signature of the Person appearing on the face of this Convertible Note Certificate.

2. If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any Person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Trustee and the Corporation.

3. The signature on the Transfer Form must be signature guaranteed by a Canadian chartered bank or a major Canadian trust company or by a medallion signature guarantee from a member of a recognized Medallion Signature Guarantee Program.

4. Convertible Notes shall only be transferable in accordance with applicable laws. The transfer of Convertible Notes to a purchaser not resident in the Qualifying Jurisdictions (as defined in the Indenture under which the Convertible Notes represented by the Convertible Note Certificate have been issued) may result in the Convertible Debentures obtained upon the exercise of the Convertible Notes and the Common Shares obtained in accordance with the terms of the Convertible Debentures (whether after or before obtaining receipts for a final prospectus relating to the distribution of Convertible Debentures upon exercise of Convertible Notes in such Qualifying Jurisdictions) not being freely tradeable in the jurisdiction of the purchaser.

                                  EXERCISE FORM

TO:       ______________________________________________________________________

AND TO:   ______________________________________________________________________


     The undersigned hereby exercises the right to acquire $___________________ principal amount of Convertible Debentures of Certicom Corp. in accordance with and subject to the provisions of the Indenture referred to in the accompanying Convertible Note Certificate.

THE SENIOR CONVERTIBLE UNSECURED SUBORDINATED DEBENTURES ARE TO BE ISSUED AS
FOLLOWS:

Name:                                          _________________________________
                                               (Print Clearly)

Address in Full:                               _________________________________

                                               _________________________________

Social Insurance Number:                       _________________________________

Aggregate Number of Convertible Debentures:    _________________________________

Note: If further nominees intended, please attach (and initial) schedule giving these nominees.




DATED:   _____________________________


______________________________________     _____________________________________
Signature Medallion Guaranteed             Signature of Convertible Noteholder

______________________________________     Address in Full
Print Name in Full

                                           _____________________________________

                  THIS IS SCHEDULE "B" to the Convertible Note Indenture made as of August 30, 2001 between Certicom Corp. and Computershare Trust Company of Canada

                                ESCROW DIRECTION

TO:  Computershare Trust Company of Canada (the "Escrow Agent")

     Reference is made to the Escrow and Custodial Agreement dated as of August 30, 2001 (the "Escrow Agreement") between Certicom Corp. (the "Corporation"), Computershare Trust Company of Canada, as escrow agent, and Yorkton Securities Inc. and to the Convertible Notes Trust Indenture dated as of August 30, 2001 (the "Indenture") between the Corporation and Computershare Trust Company of Canada. Capitalized terms used, but not otherwise defined, herein shall have the meanings given to them in the Indenture.

     The Corporation hereby represents and warrants that (i) it did not obtain a Receipt prior to the Receipt Deadline, and (ii) pursuant to Redemption Election Notices delivered to the Corporation in accordance with the terms of the Indenture, the Corporation shall redeem, on the Redemption Date, [all/$. aggregate principal amount] of the Convertible Notes at a price per Convertible Note equal to the Redemption Price.

     The Corporation hereby irrevocably authorizes and directs the Escrow Agent to deliver or cause to be paid to the Trustee the sum of $_____________ from the Subscription Funds and to pay the balance of the Subscription Funds, if any, to the Corporation.

     DATED: ______________________.

                                                  CERTICOM CORP.


                                                  Per:   _______________________
                                                         Name:
                                                         Title:

                  THIS IS SCHEDULE "C" to the Convertible Note Indenture made as of August 30, 2001 between Certicom Corp. and Computershare Trust Company of Canada

                           REDEMPTION ELECTION NOTICE

TO:         Certicom Corp.
AND TO:     Computershare Trust Company of Canada

     Reference is made to the Convertible Notes Trust Indenture dated as of August 30, 2001 (the "Indenture") between Certicom Corp. (the "Company") and Computershare Trust Company of Canada. Capitalized terms used, but not otherwise defined, herein shall have the meanings given to them in the Indenture.

     The undersigned hereby exercises the right to require the Corporation to redeem, on the Redemption Date, all, but not less than all, of the Convertible Notes registered in the name of the undersigned.

     The undersigned acknowledges and agrees that, in the event that Convertible Noteholders representing in the aggregate more than 50% of the aggregate principal amount of the Convertible Notes outstanding on September 28, 2001 elect to cause the Corporation to redeem the Convertible Notes held by such Convertible Noteholders, the Convertible Notes held by the undersigned shall be redeemed by the Corporation on the Redemption Date at a price per Convertible Note equal to the Redemption Price.

     DATED: ___________________________.

_______________________________________    _____________________________________
Signature Medallion Guaranteed             Signature of Convertible Noteholder


_______________________________________    Address in Full
Print Name in Full
                                           _____________________________________

                                           _____________________________________